EXHIBIT 99.2

CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit, as indicated by “[*]”, have been omitted, pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

SERVICE CONTRACT

FOR

Perusat National Wimax Project.

BETWEEN

PERUSAT S.A.

AND

ZTE CORPORATION PERU

Contract No: PZ2010080501SEN Date: August 5, 2010 Signing Place: LIMA, PERU

List of Annexure:

Annexure 1: SCOPE OF SERVICE & PRICE
Annexure 2: RESPONSIBILITY MATRIX
Annexure 3: BUSINESS PLAN

Contract is made on this 5th day of August, 2010

BETWEEN

PERUSAT S.A.   (hereinafter referred to as “Customer”) of the one part,

AND

ZTE Corporation Peru, a company incorporated in Peru having its registered office at  Av. Rivera Navarrete N°515 Int. A Of. 601 Edificio Capital – San Isidro, Lima-Peru. (Hereinafter referred to as “Contractor” or sometimes referred to as “ZTE”), which expression shall deem to mean and include its all successors-in-interest and assigns of the other part.

WHEREAS:

A. Customer and ZTE Corporation have entered into Perusat National Wimax Equipment Contract (Contract No.: PZ2010080501WMX) dated August 3, 2010, (hereinafter referred to as the “Equipment Supply Contract”).

B. Customer and Contractor agreed to enter into a formal Contract for services (the “Services Contract”) corresponding to Equipment Supply Contract;

C. Customer and Contractor agreed that this Contract is a separate contract from the Equipment Supply Contract;

NOW THEREFORE, the parties, in consideration of the mutual promises set forth herein, agree as follows:

 ARTICLE 1 - DEFINITIONS AND INTERPRETATION

1.1
In this Contract, except as otherwise provided, the following words and phrases shall have the meanings as defined below. Words importing the singular only also include the plural and vice versa where the context so requires.

(a)
“Affiliates” means, in respect of a Party, any person or entity which directly or indirectly Controls, is Controlled by or is under common Control with that Party; “Control” or “Controlled” means in relation to a company, that a company will be treated as “controlled” by another if that other company appoints, or is able to appoint, or removes, whether directly or indirectly and whether by ownership of share capital, possession of voting power, contract or otherwise, the majority of the members of the governing body of that company or otherwise controls or has the power to control the affairs and policies of that company.

(b)	“Business Day” shall mean the weekdays excluding any public holidays recognized in the Republic of Peru

(c)	“Confidential Information” has the meaning provided in Article 14.

(d)	“Contract” shall mean the present Contract signed by the Contractor and the Customer, any Annexure attached hereto and any valid amendment.

(e)	“Day” shall mean a calendar day of the Gregorian calendar.

(f)
“Documentation” shall mean the instruction manuals, consisting of the user documentation, maintenance documentation and system documentation which are useful for providing the services covered by this Contract.

(g)
“Equipment Supply Contract” means Perusat National Wimax Project contract signed by ZTE CORPORATION and the Customer for the supply of Equipment, including any Annexure attached hereto and any valid amendment.

(h)	“Hardware” means the physical part of the equipment which is delivered by Contractor according to the Equipment Supply Contract.

(i)	“Network” shall mean the network connecting the Equipment by which the Customer operates its telecommunications system.

(j)	“Parties” shall mean the Contractor and the Customer collectively, and “Party” shall mean either the Contractor or the Customer as the context dictates.

(k)	“Service(s)” shall mean all the services to be carried out by Contractor under this Contract, which shall be specified in Article 2.

(l)	“Service Price or Price” shall mean the total money value which is payable by the Customer to the Contractor under this Contract.

(m)	“Site” shall mean any location, buildings and places where the Services covered by this Contract are to be performed.

(n)
“Software” shall mean the set of program embedded in the Equipment necessary for the control, operation and performance of the Equipment in accordance with the requirements of the specification and licensed or sub-licensed by ZTE Corporation to Customer under the Equipment Supply Contract but excluding source code.

(o)	“System” shall mean Hardware and Software listed in the Annexure 3: Equipment List describing the equipment covered by this Contract;

(p)
“Subcontractor” shall mean one party to the subcontract contract as may be concluded between it and the Contractor which the Contractor appoints, for the purpose of implementation of this Contract, the Subcontractor to perform certain obligations.

(q)
“Taxes” shall mean all taxes, tariffs, levies, duties, withholdings and imposts, or any similar tax-related charges or levies imposed by any governmental authority within the Territory from time to time.

(r)	“Term of Services” has the meaning provided in Article 7.2.

(s)	“Territory” for the purpose of this Contract, Territory shall mean the Republic of Peru.

(t)	“USD” or “U.S. Dollars” shall mean the lawful currency of the United States of America.

1.2	Interpretation

Except where the context requires otherwise, this Contract will be interpreted as follows:

(a)	the headings, whether of articles or other parts of the Contract, are for ease of reference only and shall not be relevant to interpretation;
(b)	a reference to a article number is a reference to its sub-articles;
(c)	words importing the singular shall include plural and vice versa.
(d)	words denoting any gender shall include all genders where a word or phrase is defined; other parts of speech and grammatical forms of that word or phrase shall have corresponding meanings.
(e)
Where the context so requires, reference to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any state or agency thereof.

(f)
Where any act, matter or thing is required by this Contract to be performed or carried out on a certain day and that day is not a Business Day then that act, matter or thing shall be carried out or performed on the following Business Day; and

(g)
References to statutes or statutory provisions include references to any orders, or regulations made thereunder and references to any statute, provision, order or regulation include references to that statute, provision order or regulation as amended, modified, re-enacted or replaced from time to time whether before or after the date thereof.

(h)	No rule of construction applies to the disadvantages of a Party because that Party was responsible for the preparation of this Contract or any part of it.

ARTICLE 2 - SCOPE OF SERVICES

The Customer agrees to purchase from the Contractor and the Contractor agrees to provide to Customer the Service with the price described in Annexure 1: Scope of service & Price

ARTICLE 3 - SERVICES PRICE

3.1	The total Services Price is USD6,941,960.34 (say, US Dollar six million nine hundred forty one thousand nine hundred sixty point thirty four) as set out in Annexure 1: Scope of service & Price.

3.2
Unless otherwise agreed in writing by the Parties hereto, the Price does not include any Taxes incurred within the Territory. For the avoidance of doubt, such Taxes shall be solely borne by the Customer, and the Price is not subject to any price adjustment except as otherwise expressly provided in this Contract.

3.3
The Price indicated in Annexure 1 includes any costs, which are subject to the Contractor’s discretion in accordance with this Contract. If the Contractor shall bear any cost which, in accordance with this Contract, are for the Customer’s account, such sums shall not be deemed to have been included in the Price under this Article and the Customer shall reimburse and/or indemnify the Contractor such costs incurred thereby.

ARTICLE 4 - TERMS OF PAYMENT

4.1
All the payment for the Services Price under this Contract shall be made in US Dollars by Customer through Telegraphic Transfer (hereinafter referred to as T/T) to the Contractor’s account nominated as follows:

Name and Address of Beneficiary:
ZTE CORPORATION PERU
Av. Rivera Navarrete N°515 Int. A Of. 601 Edificio Capital – San Isidro, Lima-Peru.

Name and Address of Beneficiary Bank:
CITIBANK DEL PERU

Beneficiary Account No.:
5316138

Remittance costs and expenses shall be for the Customer's account.
The said payment shall be made wholly in United States Dollars.

4.2	Terms of Payment

Items	Milestone	Payment
Local Engineering & Services	Signing of contract or purchase order (except as deferred in PO #1 and #3 to delivery of equipment instead)	15% of contracted value (including IGV tax) as down payment, which shall be paid within 20 days after removal of the condition described in Section 18.7 and signature of purchase order(s).
	Provisional Acceptance Certification (PAC)	55% of contracted value (including IGV tax) shall be paid within 10 business days after PAC issuance date.
	Final Acceptance Certification (FAC)	30% of contracted value (including IGV tax) shall be paid within 10 business days after FAC issuance date.
Management Services	Issuance of invoice for expenses caused every three months from PAC issuance date.	Real expenses (including IGV tax) caused shall be paid within 10 business days from end of every three months.
Training		The 100% contracted value (including IGV tax) shall be paid 10 business days before the training.

4.3	Each payment due under this Contract shall be made without set-off or counterclaim of any obligation of whatsoever nature, if any, owed by the Contractor to the Customer.

ARTICLE 5 - CUSTOMER’S GENERAL OBLIGATIONS

In order for Contractor to be able to supply the Services according to the Annexure 1: Services Price required pursuant to this Contract, Customer must fulfill the following obligations and the obligations stated in Annexure 4 Responsibility Matrix:

The Customer shall:
(a)	provide Contractor with regular and accurate statistical information regarding the performance of related Network.
(b)	appoint suitable staff for the purpose of liaison with Contractor relating to the Services.
(c)	provide Contractor’s staff involved in provision of the Services with necessary operating supplies and consumables and such similar items, as Customer would use during normal operation.
(d)	procure that the Contractor and/or its Subcontractor’s employees have the authorization to access the Sites freely.
(e)	pay the Contractor according to the Contract , help the Contractor’s personnel to acquire visa and working permits from local authorities.

ARTICLE 6 – CONTRACTOR’S GENERAL OBLIGATIONS

6.1
During the term of this Contract, Contractor shall prepare, implement and maintain the Services organization and infrastructure. Contractor will perform the Services in accordance with the terms and conditions of this Contract.

6.2	Contractor shall keep a record of all Customers’ calls together with the launched escalation procedures and all relevant information on the appropriate actions taken under this Contract.

6.3	Contractor shall cause its Affiliates involved to commit to deliver the necessary services for the Services in accordance with the terms and conditions of this Contract.

6.4
Contractor guarantees that the Services will be carried out with reasonable care and skill and performance in a professional way in accordance with all applicable professional standards. Contractor shall comply with the procedures described in the Documentation using only qualified skilled and well trained staffs.

6.5
Contractor warrants that the Services will be carried out in accordance with Annexure 1 Scope of service & Price and Annexure 2: Responsibility Matrix assuming that Contractor will be allowed to use all tools and documentation which shall be available on site.

6.6	Problem severity will be decided on mutual agreement with Customer in accordance with the definitions and examples specified in this Contract.

6.7	Contractor commits to keep the highest level of protection on Customer data.

ARTICLE 7 -TERM

7.1	This Contract shall be effective upon the date when all of the following have occurred:
(a)	This Contract has been duly authorized, executed, and delivered by the Parties;
(b)	All authorizations necessary for the execution, delivery, performance of this Contract and the transactions contemplated hereby have been obtained and are in full force and effect.

7.2	Any modification of the level of Services (in particular Prices and Scope of Services) is subject to a mutual agreement between the Parties on the amended terms and conditions thereof.

7.3	The time to provide the service will be according to customer’s Business Plan (Annex 3: Business Plan) and the actual PO with implementation schedule included.

ARTICLE 8 - LIQUIDATED DAMAGES

8.1
Any delay in payment shall exempt Contractor from executing part or all of its contractual obligations, without prejudice to Contractor’s right to suspend the Services or to terminate this Contract in accordance with Article 9.

8.2
In the event of a delay in the performance of Contractor’s obligation to procure the Services due solely to the default of Contractor, Customer shall be entitled to claim payment of liquidated damages from Contractor at the rate of zero point one per cent (0.1%) of the contract value of services delayed, calculated on a daily basis from the due date until the Contractor is no longer in default. In any event, the aggregate sum of liquidated damages for such delay shall not exceed Five per cent (5%) of the total value of the Products and Service delayed or any part thereof.

8.3
Such liquidated damages shall be paid by Contractor upon receipt of an invoice from Customer. Customer agrees not to deduct such liquidated damages from the invoice due by Customer pursuant to the Services provided herein.

8.4
Payment of such liquidated damages shall be Customer’s sole remedy for delay and in full satisfaction of Contractor’s liability for delay, provided however that the payment of liquidated damages shall not relieve Contractor from the obligation to perform the Services in accordance with the terms and conditions of this Contract and from any other obligation under this Contract.

8.5	In any event, the aggregate sum of liquidated damages for such delay shall not exceed five per cent (5%) of the total Contract Price.

8.6
The provision of liquidated damages in this Article shall be in lieu of any and all prior agreement with respect to the subject matter hereof.  Fulfillment of the above obligations by the Contractor shall be deemed full discharge of the Contractor’s liability with respect to the liquidated damages under this Contract.

8.7	The payment of liquidated damages shall not relieve both Parties from performing their obligations arising out of this Contract.

ARTICLE 9 - TERMINATION

9.1
Either Party (“Notifying Party”) may terminate this Contract with immediate effect by giving written notice to the other Party if the other Party materially breaches this Contract and, in the case where such breach is capable of being remedied, fails to remedy that breach within sixty (60) days after being notified by the Notifying Party.

9.2	Either Party shall be entitled to terminate this Contract by giving written notice to the other Party if one of the following events occur:

9.2.1	When either party gives notice of termination after the other has changed management or control or transferred any substantial portion of its business.

9.2.2	In the event a receiver, administrator or similar officer is appointed over all or any part of the assets or undertaking of the other Party.

9.2.3
When either party in its discretion gives the other notice of termination after the other has been the subject of any voluntary or involuntary proceeding relating to bankruptcy, insolvency, liquidation, receivership, composition of or assignment for the benefit of creditors.

9.3
Termination of the Contract, from whatever cause arising, is in respect of obligation which have not yet been performed and shall be without prejudice to the rights of the Parties occurred under the Contract prior to the time of termination. The termination of this Contract shall not discharge the liabilities of the defaulting Party.

9.4
The Customer has the right to terminate the contract except as to any PO already executed for any services rendered unnecessary based on the Customer’s decision that the quantity of equipment already delivered and installed is adequate for operation of the Customer’s Network based on existing and projected subscriber revenue and taking into account the geographic and population coverage of the RF licenses the Customer is able to secure.

9.5
Upon the termination of this Contract, the Customer shall promptly return to the Contractor (or otherwise dispose of as the Contractor may instruct) all documentation or materials (in hard and soft copy) and/or any copies or extracts thereof containing Confidential Information as defined in Article14.

9.6
The Parties hereby agree that Article 10, 11, 13, 14, 15 and any other Articles intended by the Parties or this Contract to survive the expiration or termination of this Contract shall survive the expiration and termination of this Contract for any cause whatsoever.

9.7	This Contract may be terminated in case the Customer could not acquire WiMAX license from MTC Peru in timely manner through mutual agreement.

ARTICLE 10 - ASSIGNMENT AND SUBCONTRACT

10.1	Assignment

10.1.1	The rights or obligations created hereunder cannot be assigned in whole or in part by either Party without prior written consent of the other Party. Any unauthorized assignment shall be null and void.

10.1.2	Notwithstanding Article 10.1.1, the Contractor may assign this Contract in whole or in part to any of its Affiliates by prior written notice to the Customer .

10.2	Subcontract

Without prejudice to Article 10.1, the Contractor shall be entitled to subcontract all or any part of this Contract to competent Subcontractor(s) provided that the Contractor guarantees the Customer that the Subcontractor(s) will perform its obligations in the manner as the Contractor will do in accordance with this Contract. However, Contractor shall be responsible for the satisfactory performance of the whole Contract.

ARTICLE 11 - LIMITATION OF LIABILITY

11.1
The Customer warrants that it has not relied on any of the representations made by the Contractor which has not been stated expressly in this Contract, or upon any descriptions, illustrations or specifications contained in any documents including catalogues or publicity materials produced by the Contractor.

11.2
The Customer acknowledges that to the extent the Contractor has made any representation which is not otherwise expressly stated in this Contract, the Customer has been provided with an opportunity to independently verify the accuracy of that representation.

11.3
Unless otherwise agreed in this Contract, the total liability of the Contractor for any claim, whether in contract, tort (including negligence) or otherwise, arising out of, in connection with, or resulting from the provision of any Service or this Contract shall not exceed 5% of the Contract Price.

11.4
Notwithstanding any other provision in this Contract, neither Party and/or its agents and subcontractors shall be liable to the other Party or its agents or subcontractors, for any indirect, special, punitive or consequential losses or damages, including but not limited to loss of profit or revenues, loss of goodwill or reputation, loss of data or information, loss of interest, loss of interrupted operation of the Network.

ARTICLE 12 - FORCE MAJEURE

12.1
A Party shall not be responsible for any loss, damage, delay or failure of performance resulting directly or indirectly from any of the following events to the extent that such events are beyond its reasonable control (a “Force Majeure Event”):

(a)	explosion, fire, lightening, tempest, natural disaster, earthquake, flood, or other acts of God;

(b)
outbreak of disease, plague or other epidemic, war, warlike conditions, hostilities, riot, civil disturbance, strike, acts of terrorism, delays occasioned by carriers or delays of a supplier of the Contractor;

(c)
failure of telecommunications lines, critical shortage on petroleum products, fuel or energy sources or other raw materials that has an adverse and material impact on the affected Party’s ability to perform the obligations hereunder;

(d)	failure or breakdown of plant of a third Party that has an adverse and material impact on the affected Party’s ability to perform the obligations hereunder;

(e)	acts of any government that have an adverse and material impact on the affected Party’s ability to perform the obligations hereunder; or

(f)
any other causes beyond the affected Party’s reasonable control and which could not reasonably be planned for or avoided, which renders the performance of the material obligation hereunder by the affected Party impossible;

(g)
for the avoidance of doubt, Force Majeure Events shall not include lack of authorizations, licenses or approvals necessary for the performance of this Contract and to be issued by a government authority of any kind whatsoever in the country of the Party seeking relief.

12.2
If a Party is prevented from performing any of its material obligations under this Contract, (in whole or in part) by reason of a Force Majeure Event (the “Affected Party”), it shall immediately notify the other (the “Unaffected Party”) in writing of the circumstances constituting the Force Majeure Event and shall furnish within fifteen (15) days thereafter sufficient proof of the occurrence and duration of such Force Majeure. The Affected Party shall also keep the Unaffected Party regularly informed of the progress in resolving the Force Majeure Event.

12.3	The Affected Party shall take all reasonable steps to minimize the adverse effects of the Force Majeure Event on the performance of its obligations under this Contract.

12.4
Subject to Articles 12.2 and 12.3, neither the Affected Party nor the Unaffected Party shall be treated as being in breach of this Contract (but only to the extent it is prevented from performing any of its obligations due to the Affected Party’s failure to perform as a result of the Force Majeure Event), or otherwise liable to the other Party, by reason of any delay in performance, or non-performance of any of its obligations due to a Force Majeure Event.

12.5
If a Force Majeure Event continues for longer than one hundred and eighty (180) days (“Affected Period”), then the Unaffected Party may at the expiry of such period, provided the Force Majeure Event is still subsisting, give notice in writing to the Affected Party terminating this Contract or cancel that portion of this Contract or Scope of Services which is delayed and adjust the Contract Price accordingly.

ARTICLE 13 - APPLICABLE LAW AND RESOLUTION OF DISPUTES

13.1	This Contract shall be governed by and construed in accordance with the laws of Hong Kong, without giving effect to the principles of conflict of law.

13.2
Any dispute, controversy or claim (“Dispute”) arising out of or relating to this Contract, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended by the rest of this Article. The appointing authority shall be Hong Kong International Arbitration Centre. The place of arbitration shall be in Hong Kong at Hong Kong International Arbitration Centre (“HKIAC”). There shall be only one arbitrator. Any such arbitration shall be administered by HKIAC in accordance with HKIAC Procedures for Arbitration in force at the date of this Contract including such additions to the UNCITRAL Arbitration Rules as are therein contained.

13.3
The Convention on the Recognition and Enforcement of Foreign Arbitral Awards (also known as “the New York Convention”) shall apply to this Article hereof and to any arbitral award or order resulting from any arbitration conducted hereunder and the recognition and enforcement thereof.  Judgment upon the award rendered by the arbitrators may be entered in any court of record of competent jurisdiction in any country, or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the law of such jurisdiction may require or allow. The Parties agree that the award of HKIAC shall be the sole and exclusive remedy between them regarding any and all claims and counterclaims presented to HKIAC.  The Parties further agree that this arbitration clause is an explicit waiver of any immunity or defense (including sovereign immunity or sovereign defense) that may apply against the enforcement and execution of any arbitral award or any judgment thereon.

13.4
The Customer irrevocably and unconditionally waives, any immunity to which it may at any time be or become entitled, whether characterized as sovereign immunity or otherwise, from any suit, judgment, service of process upon it, execution on judgment or set-off to which it may be entitled in any legal action or proceedings with respect to this Contract or any of the transactions contemplated hereby or hereunder.

13.5	Except where the Dispute renders it impossible to do so, the Parties shall continue to perform their obligations under this Contract while the Dispute is being resolved.

ARTICLE 14 - CONFIDENTIALITY

14.1
As used in this Contract, “Confidential Information” means all non-public information disclosed by or relating to a Party (“Disclosing Party”) that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential. Confidential Information does not include any information which:

(a)	is publicly available or becomes publicly available through no fault of the Party who receives Confidential Information from the other Party (“Receiving Party”);

(b)	is already in the lawful possession of the Receiving Party without confidentiality obligation prior to disclosure to the Receiving Party;

(c)	is legitimately obtained by the Receiving Party without confidentiality obligation from a source other than the other Party; or

(d)	is at any time developed independently by the Receiving Party.

14.2
Without limiting any other provision of this Contract, neither Party shall use Confidential Information received from the other Party, nor reproduce such Confidential Information, in whole or in part in any form except as may be permitted under this Contract. Each Party shall keep secret and confidential all Confidential Information, and shall not disclose the same (except to its employees, consultants, permitted subcontractors or agents, professional advisers or Affiliates who have a need to know the information (the “Authorized Recipient”)), save with the prior written consent of the person whose Confidential Information is being disclosed.  Disclosure to any Authorized Recipient shall be subject to the Authorized Recipient agreeing to be bound by obligations equivalent to those set out in this Article. The Receiving Party shall procure that such Authorized Recipient complies with such obligations and shall take such necessary actions to procure the performance of such obligations as the Disclosing Party reasonably requires in respect of any violation of such obligations.

14.3
The obligations of confidentiality in this Article shall not prevent either Party from disclosing such Confidential Information, where it is required to do so under any applicable law, or by order of a court or governmental body or authority of competent jurisdiction, or by any mandatory requirement of a regulatory authority or by the rules of any recognized stock exchange, provided that the Receiving Party:

(a)	gives the Disclosing Party prior written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy,

(b)	discloses only such information as is required by the governmental entity, and

(c)	uses commercially reasonable efforts to obtain confidential treatment for any Confidential Information so disclosed.

14.4
The Receiving Party shall return or destroy all Confidential Information, in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information, promptly following the Disclosing Party’s request.

14.5
The Receiving Party acknowledges that unauthorized disclosure or use of Confidential Information in violation of this Contract could cause irreparable harm to the Disclosing Party for which monetary damages may be difficult to ascertain or an inadequate remedy.  The Receiving Party therefore agrees that the Disclosing Party will have the right, in addition to its other rights and remedies, to seek injunctive relief for any unauthorized disclosure or use of the Confidential Information.

14.6	This Article shall survive expiry or termination of this Contract.

ARTICLE 15 - INDEPENDENT CONTRACTOR RELATIONSHIP

The Parties are only establishing an independent contractor relationship with each other by entering into this Contract. Nothing in this Contract shall be construed or implied as:

(a)	establishing between the Parties hereto any partnership or any other form of relationship entailing joint liability;
(b)	constituting either of the Parties hereto as the agent of the other Party;
(c)	creating an employer-employee relationship between the Parties; or
(d)	authorizing either Party to incur any expenses or any other form of obligation on behalf of the other Party (except with the other Party's prior written consent).

ARTICLE 16 - NOTICES

Any notice required or permitted to be given by either Party to the other under this Contract shall be in writing and shall be served by leaving it at or sending it by telex, facsimile, prepaid recorded delivery, special delivery or registered post to that other Party.  Any notice so served by telex, facsimile or post shall be deemed to have been received:

(a)	in the case of telex or facsimile, seventy two(72) hours after the date of dispatch; and

(b)	in the case of recorded delivery, special delivery or registered post, forty eight (72) hours from the date of posting.

The Customer: Perusat S.A.
Av. Camino Real 493 of. 1101 San Isidro Lima 27 Peru
Tel: 00511 720-0100
Fax: 00511 720-0101
Attn: Mario Navarro

with a copy to:
ChinaTel Group, Inc.
12526 High Bluff Drive, Suite 155, San Diego, CA  92130
Tel: +1 (760) 230-8986
Fax: +1 (760) 359-7042
Attn: Kenneth L. Waggoner

The Supplier: ZTE CORPORATION PERU
Av. Rivera Navarrete N°515 Int. A Of. 601
Edificio Capital – San Isidro, Lima-Peru.
 Tel: 0051-1-421-8666
Fax: 0051-1-421-7214
Attn: Chen Xing

ARTICLE 17 REPRESENTATIONS AND WARRANTIES

17.1	The Customer hereby represents and warrants for the benefit of the Contractor that:

17.1.1
Authorization.  The Customer has full power and authority to enter into this Contract, to purchase Services hereunder and to perform and observe its obligations hereunder. The Customer has taken and completed all necessary and legal action or procedures necessary to authorize the Customer to execute, deliver and perform this Contract. This Contract has been duly signed, executed, and delivered by the authorized signatory and representative of the Customer;

17.1.2
Government Consents and Actions  All authorizations, approvals and consents of the Customer’s country which are required for (i) the execution, delivery or performance of this Contract or the validity and enforceability hereof, or (ii) the purchase of the Services, or (iii) the payment by the Customer hereunder, have been duly effected, completed and obtained and are in full force and effect;

17.1.3
Binding Effect     This Contract has been duly executed and delivered by the Customer and constitutes legal, valid and binding obligation of the Customer enforceable against the Customer in accordance with its terms and conditions;

17.1.4
No Contravention     The execution, delivery and performance of this Contract by the Customer do not and will not contravene, violate or constitute a default under (a) any provisions of any agreements or other instruments to which the Customer is a party or by which the Customer or any of its assets is or may be bound; or (b) any treaty, law, regulation, judgment or order applicable to the Customer;

17.1.5
Commercial Activity    The execution and delivery of this Contract by the Customer constitute, and the Customer’s performance of and compliance with its obligations under this Contract will constitute, private and commercial acts done and performed for commercial purposes under the laws of the Republic of Peru and neither the Customer nor any of its assets is entitled to any immunity or privilege (sovereign or otherwise) from suit, execution or any other legal process with respect to its obligations under this Contract, as the case may be, in any jurisdiction;

17.1.6
Documents Provided  The Customer has disclosed to the Contractor all documents issued by any governmental department of the Republic of Peru that may have a material adverse effect on its ability to fully perform its obligations under this Contract, and the documents previously provided by it to the Contractor do not contain any misstatements or omissions of material facts.

17.2	The Contractor hereby represents and warrants that:

17.2.1	Status of the Contractor The Contractor is an independent legal person duly organized, validly existing in good standing under the laws of the place of its establishment or incorporation;

17.2.2
Authorization  The Contractor has full authority to enter into this Contract and to perform its obligations hereunder. This Contract has been duly signed, executed, and delivered by the authorized signatory of the Contractor;

17.2.3
Binding Effect    This Contract has been duly executed and delivered by the Contractor and constitutes legal, valid and binding obligation of the Contractor enforceable against the Contractor in accordance with its terms and conditions;

17.2.4
No Contravention  The Contractor’s execution of this Contract and its performance of its obligations hereunder: (i) will not violate any provision of its business license, articles of incorporation, articles of association or similar organizational documents; and (ii) will not violate or result in a default under any contract to which it is a party or to which it is subject; and

17.2.5
No Litigation  There are no actions, suits, or proceedings pending, or to Contractor’s best knowledge, threatened, against or affecting Contractor before any court or administrative body or arbitral tribunal that could reasonably be expected to materially adversely affect the ability of the Contractor to meet and carry out its obligations under this Contract.

17.2.6	If any of the above representations and warranties of a Party are not accurate in all material respects, then such Party shall be in material breach of this Contract.

18.1	Language

This Contract is executed in the English language which shall be the sole and controlling language used in interpreting or construing its meaning. All documents, notices, waivers, and all other communications written or otherwise between the Customer and the Contractor in connection with this Contract, shall be in the English language, except as otherwise specifically provided to the contrary.

18.2	Entire Agreement

This Contract and the Annexure hereto constitute the entire agreement between the Parties hereto with respect to the subject matter of this Contract and supersede all prior discussions, negotiations and agreements between them.

18.3	No Waiver

The failure of any Party to insist upon a strict performance of any of the terms, conditions, stipulations and covenants hereof shall not be deemed a relinquishment or waiver of any right or remedy that such Party may have nor shall the waiver of any breach of any provision of this Contract shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party. A waiver of any default by any Party of any of the terms and conditions of this Contract shall not be construed to be continuing waiver or a waiver of any other provisions of this Contract but shall apply solely to the instances which such waiver is granted.

18.4	Severability

If any provision of this Contract is declared or held by any judicial or other competent authority to be void or otherwise unenforceable, the remaining provisions of this Contract shall remain in full force and effect. The Parties shall then attempt to find a new provision to replace the invalid or unenforceable one. The new provision shall be as close as possible to the Parties' original intentions.

18.5	Amendments

This Contract shall not be amended or modified except in writing signed by the Parties hereto.

18.6	Annexure

The Annexure hereto are made an integral part of this Contract and are equally binding with the main body of this Contract. In the event of any conflict between the terms and provisions of the main body of this Contract and the Annexure, the terms and provisions of the main body of this Contract shall prevail.

18.7	Contingency

Performance by either party under this contract is conditioned upon Customer providing notice to Contractor that Customer has received extension of existing licenses and concessions from Peru’s Ministry of Transportation and Communication

IN WITNESS WHEREOF, the Parties hereto have caused this Contract to be executed by their duly authorized representatives as of the date first above written.

For and on behalf of :	For and on behalf of:
PERUSAT S.A.	ZTE CORPORATION, PERU
By: /s/ Mario Navarro	By: /s/ Chen Xing
Name: Mario Navarro	Name: Chen Xing
Title: Chief Executive Officer	Title: General Manager

Witness: /s/ Rafael Samanez	Witness: /s/ Fan Dingyi
Name: Rafael Samanez	Name: Fan Dingyi
Title: Director of Operations	Title: Post-sales Manager

Date: August 5, 2010	Date: August 5, 2010

Annexure 1: SCOPE OF SERVICE & PRICE

Scope of Service & Price
Item		LIMA			PROVINCE
1	Engineering	Unit Price without IGV	Qty	Total Amount	Price	Qty	Total Amount without IGV
1.1	Site Survey & Report	[*]	456	[*]	[*]	271	[*]
1.2	Local Transportation	[*]	456	[*]	[*]	271	[*]
1.3	BTS installation and Debugging	[*]	456	[*]	[*]	271	[*]
1.4	Core Network and BOSS Installation and Debugging	[*]	1	[*]		0
1.5	Microwave Installation and Debugging	[*]	456	[*]	[*]	271	[*]
1.6	Switch Installation and Debugging	[*]	78	[*]		0
1.7	Network Management System Installation and Debugging	[*]	1	[*]		0
		SUBTOTAL		[*]	SUBTOTAL		[*]
2	Service
2.1	Network Design	[*]	456	[*]	[*]	271	[*]
2.2	Planning&Optimization	[*]	456	[*]	[*]	271	[*]
2.3	PAC Acceptance Test	[*]	456	[*]	[*]	271	[*]
2.4	Document Transfer	[*]	456	[*]	[*]	271	[*]
2.5	Project Management	[*]	1	[*]		0
2.6	Guarantee for 2 years	[*]	1	[*]		0
		SUBTOTAL		[*]	SUBTOTAL		[*]
3	Management Service for network operation
3.1	Management Service 2 Years (For phase I 50 BTS only)		1	[*]		0
		SUBTOTAL
4	Training
4.1	WiMAX Training (MGW, AAA ,BS)(20 days for 5-10 students )	[*]	1	[*]		0
4.2	MICROWAVE Training (5days for 5-10 students)	[*]	1	[*]		0
4.3	Datacomm Training (5 days for 10-15 students)	[*]	1	[*]		0
4.4	SDH Training (5 days for 5-10 students)	[*]	1	[*]		0
		SUBTOTAL		[*]

* Confidential

ENGINEERING+SERVICE COST - WIMAX PROJECT
5	Engineering	Cost
5.1	Engineering Total Cost	[*]

6	Service	Cost
6.1	Service Total Cost	[*]

7	Training	Cost
7.1	Training Total Cost	[*]

8	Management Service for network	Cost
8.1	Management Total service For 2 years	[*]

	Total without IGV	$6,941,960.34

* Confidential

Annexure 2: RESPONSIBILITY MATRIX

PERUSAT NATIONAL WIMAX PROJECT

Responsibility Matrix for PERUSAT WIMAX Project

TABLE OF CONTENT

1.	Introduction	1
2.	Project Management	2
3.	Site Preparation	2
4.	Site Construction	3
5.	On-site Technical Support Service	8
6.	Delivery of Equipment	10
7.	Acceptance and Hand over	11

ii

Responsibility Matrix for PERUSAT WIMAX Project

1.	Introduction

This document specifies the division of responsibility between ZTE and PERUSAT for the implementation of PERUSAT NATIONAL WIMAX PROJECT in PERU.

The Responsibility Matrix states different areas of activities within the project and clarifies the division of responsibility between parties. This document shall be discussed and agreed upon, in detail, during further negotiations.

For the tasks listed below the responsibility can be:

PERUSAT or ZTE alone: respective column marked “R”;

Two parties together, both columns marked “R”;

One part but with information from the other Part: responsible column marked “R”, other part marked “I”;

One part with the support from the other Part: responsible column marked “R”, other part marked “S”;

If a note or additional information is included, please refer to the corresponding note number.

This abbreviation “N/A” means that is Not Applicable.

This abbreviation “if applicable” means that the task is not included in the BOQ ZTE provided. If it is needed during the project implementation, PERUSAT should pay for the cost caused.

Responsibility Matrix for PERUSAT WIMAX Project

2.	Project Management

No.	Item	ZTE	PERUSAT
1.	Project Management
1.1	Project Implementation Planning and progress control	R	R
1.2	Project Implementation Planning approval		R
1.3	Project Communication Planning	R	S
1.4	Project Communication Planning approval		R
1.5	Project organization	R	R
1.6	Resources planning	R	R
1.7	Cost management	R	S
1.8	Vehicle Rent	R
1.9	Quality control	R	R
1.10	Schedule and project follow up management	R	R
1.11	Project Documentation and Reporting	R	S
1.12	Management of personnel and office facilities	S	R
1.13	Acceptance Procedure	R	S
1.14	Change Order Procedure	R	S
1.15	Health, Safe, Environmental and Quality (HSEQ) requirements	R	R

3	Site Preparation

3.1	Site Acquisition

No.	Item	ZTE	PERUSAT
1.	Site Acquisition	Based on RF design by ZTE
1.1	Site Acquisition scheduling		R
1.2	Perform Site Search		R
1.3	Provide Candidate Indentification Report (PERUSAT)		R
1.4	Site Ranking		R
1.5	Approval Candidate Indentification Report (PERUSAT)		R
1.6	Submit Site Nominations		R
1.7	Approve Site Nominations in three working days		R
1.8	Negotiations of lease with landlord / property owner （New Sites）		R
1.9	Negotiations for use of tower / buildings （Existing Sites owned by Government）		R
1.10	Payment of site rental charges, purchase price and extra rental to landlord		R

Responsibility Matrix for PERUSAT WIMAX Project

No.	Item	ZTE	PERUSAT
1.11	Site Leasing (Sign the leasing agreement with land owner)		R
1.12	Application and acquisition Site Permission including but not limited to construction permission, Telecom Administration Permission and NOC etc.		R
1.13	Preparing all the documents for the permission related with Site Acquisition and governmental support	S	R
1.14	Sign and apply the permission related with Site Acquisition and governmental support		R
1.15	Appoint a contact person who is authorized to make all decisions and commit to all undertakings for all Site Acquisition matters on behalf of PERUSAT		R

3.2	Civil Work Construction

No.	Item	ZTE	PERUSAT
1	Civil Work Construction
1.1	Site Survey	R
1.2	Construction planning and documentation after survey	R	S
1.3	Construction planning and documentation approval in three working days		R
1.4	Building room renting		R
1.5	Approval of the Civil design and plan		R
1.6	Access road (if applicable)		R
1.7	Grabbing and clearing		R
1.8	Excavation		R
1.9	Filling up with soil / gravel		R
1.10	BTS & Microwave Foundations	S	R
1.11	Fence		R
1.12	Cleaning	S	R

4	Site construction

4.1	Tower Construction

Responsibility Matrix for PERUSAT WIMAX Project

No.	Item	ZTE	PERUSAT
1.1	Construction planning and documentation	S	R
1.2	Approval construction and documentation in three working days after ZTE submit the documents	S	R
1.3	Existing building analysis for Rooftop and Building Suitability Report according to govt. authorities’ format	S	R
1.4	Foundations of Tower		R
1.5	Delivery of material to site		R
1.6	Erection		R
1.7	Cable Tray		R
1.8	Lightning protection system		R
1.9	Grounding system		R
1.10	Final Acceptance of Tower		R

4.2	Utility and Permission

No.	Item	ZTE	PERUSAT
1.	Utility and Permission
1.1	Documents for application of sewage, water and telecom services with public utilities/authorities	S	R
1.2	Application of sewage, water and telecom services with public utilities/authorities for new sites		R
1.3	All related fee required for permission		R
1.4	Utility expense of site e.g. fuel of Generator, electric bill,		R
1.5	Security guard after site is on-air		R
1.6	Application to police for street closures/ diversions/ unloading		R
1.7	Application of access passes to sensitive areas such as government premises, military areas, airports, etc.		R

4.3	Commercial Power Supply

No.	Item	ZTE	PERUSAT
1.	Commercial Power Supply for outdoor sites
1.1	Electrical plan and documentation		R
1.2	Approval electrical plan and documentation in three working days		R
1.3	Commercial Power application		R
1.4	Pay power application fee within 1 week of Demand Note submission for BTS sites		R
1.5	External alarm wiring from rectifier system		R
1.6	Grounding system installation		R
1.7	Cable from commercial power to AC distribute box		R
1.8	Cable from AC distribute box to power supply of ZTE outdoor cabinet no more than 20 meters		R
1.9	Cleaning		R

Responsibility Matrix for PERUSAT WIMAX Project

No.	Item	ZTE	PERUSAT
2.	Commercial Power Supply for Core sites
2.1	Commercial Power Application		R
2.2	Pay power application fee within 1 week of Demand Note submission for BTS sites		R
2.3	Rectifier provision and installation		R
2.4	External alarm wiring from rectifier system		R
2.5	Grounding system installation		R
2.6	Cable from AC to DC rectifier to distribute box		R
2.7	Test commissioning of DC power supply		R
2.8	Cleaning		R

4.4	Power installation

No.	Item	ZTE	PERUSAT
1.	Outdoor Power installation
1.1	Construction planning and documentation		R
1.2	Electrical planning and documentation		R
1.3	Approval construction planning and documentation in three working days	S	R
1.4	Approval electrical planning and documentation in three working days	S	R
1.5	Cabinet foundations		R
1.6	Outdoor ladder installation(if needed)		R
1.7	Battery installation		R
1.8	Cable enter glands / feed-through installation		R
1.9	Grounding Cable installation		R
1.10	Power Cable form AC distribution box to outdoor cabinet installation		R
1.11	Lighting, wall socket, ventilation fan and electric wiring installation		R
1.12	External alarm wiring		R
1.13	Cleaning		R
2.	Core site power installation
2.1	Construction planning and documentation		R
2.2	Electrical planning and documentation		R
2.3	Approval construction planning and documentation in three working days	S	R
2.4	Approval electrical planning and documentation in three working days	S	R
2.5	AC to DC Rectifier installation		R
2.6	Power cable form Rectifier to Power distribution Rack installation		R
2.7	Grounding bar and Cable installation		R
2.8	Power Cable from ZTE equipment to power distribution Rack installation( no more than 20m)	R
2.9	Air conditioner and control box installation		R
2.10	External alarm wiring		R
2.11	Cleaning	R

Responsibility Matrix for PERUSAT WIMAX Project

4.5	BTS installation

No.	Item	ZTE	PERUSAT
2.	BTS Installation
1.16	Outdoor cabinet and foundation installation	S	R
1.17	BBU installation	R
1.18	RRU installation	R
1.19	Antenna installation	R
1.20	Feeder cable connection	R
1.21	Optical Fiber installation	R
1.22	Transmission cable installation	R
1.23	Grounding system installation	S	R
1.24	Lighting system installation		R

4.6	Microwave equipment installation

No.	Item	ZTE	PERUSAT
1.	Microwave equipment installation
1.25	Outdoor cabinet and foundation installation	S	R
1.26	IDU installation	R
1.27	ODU installation	R
1.28	Antenna installation	R
1.29	Feeder cable connection	R
1.30	Transmission cable installation	R
1.31	Hardware installation acceptance	R	R

Responsibility Matrix for PERUSAT WIMAX Project

4.7	Core Network Installation

No.	Item	ZTE	PERUSAT
1.	Civil Work Installation
1.1	Civil work installation for existing sites (Referring to ZTE’s network planning)	R
1.2	Civil work installation for new sites (Referring to ZTE’s network planning)	R
1.3	Preliminary Acceptance of civil work	R	S
1.4	Commercial Power Supply (Referring to Section 4.4)		R
1.5	Building Floor Plan/Map & Designing		R
1.6	Cable Lader preparation	S	R
1.7	Power Cable installation	R	S
1.8	Grounding Cable installation	R	S
1.9	AGW Rack installation	R	S
1.10	HLR Rack installation	R	S
1.11	NGN Rack installation	R	S
1.12	SDH Rack installation	R	S
1.13	CDMA450MHZ BSCB and MGW Rack installation	R	S
1.14	Ethernet switch installation	R	S
1.15	Ethernet cable installation	R	S
1.16	Optical fiber connection	R	S
1.17	Trunking Cable installation	R	S
1.18	Clock cable installation	R	S
1.19	OMC and Server installation	R	S
1.20	Hardware installation Acceptance	R	R

Responsibility Matrix for PERUSAT WIMAX Project

5.	On-site Technical Support Service

No.	Item	ZTE	PERUSAT
1.	Tower On-site Support Service
1.1	Tower installation on-site supervision service		R
1.2	Lighting system on-site support service		R
1.3	Grounding system on-site support service	S	R
2.	Wimax BTS On-site technical support service
2.1	Wimax BTS Supervisor support service	R
2.2	Wimax BTS Commissioning	R
2.3	RF Testing Support service	R
2.4	Troubleshooting support service	R	S
3.	Microwave On-stie technical support service
3.1	Microwave Supervisor support service	R
3.2	Microwave Commissioning	R
3.3	RF Testing Support service	R
3.4	Troubleshooting support service	R	S
4.	Wimax on-site technical support service
4.1	SDR BTS Supervisor support service	R
4.2	SDR BTS Commissioning	R
4.3	RF Testing Support service	R
4.4	Troubleshooting support service	R	S
4.5	Preliminary acceptance documentation preparation	R	S
4.6	Preliminary acceptance signature	R	R
5.	Core Network on-site technical support service
5.1	Wimax Core network supervisor support service	R
5.2	Wimax Core network commissioning service	R
5.3	Service intergration support	R
5.4	On-site troubleshooting support	R
5.5	Acceptance test	R	R
5.6	NGN On-site technical support service
5.7	NGN supervisor support service	R
5.8	NGN commissioning service	R
5.9	PSTN intergration support	R
5.10	On-site troubleshooting support	R
5.11	Acceptance test	R	R

Responsibility Matrix for PERUSAT WIMAX Project

No.	Item	ZTE	PERUSAT
6.	Data Network On-site technical support service
6.1	Data Network supervisor support service	R
6.2	commissioning service	R
6.3	On-site troubleshooting support	R
6.4	Acceptance test	R	R
7.	SDH transmission On-site technical support service
7.1	supervisor support service	R
7.2	commissioning service
7.3	Intergration support service	R
7.4	On-site troubleshooting support	R
7.5	Acceptance test	R	R
8.	Wimax Core network technical support service
8.1	supervisor support service	R
8.2	commissioning service	R
8.3	Intergration support service	R
8.4	On-site troubleshooting support	R
8.5	Acceptance test	R	R

6.	Network Planning and Optimization

No.	Item	ZTE	PERUSAT
1.	Network Planning
1.1	Network Design
1.1.1	Frequency allocation, permits from authorities (incl. application/license for wireless network and microwave)	S	R
1.1.2	Frequency Clearing (investigation, locating, identifying of interferers)	S	R
1.1.3	Frequency Clearing (removal of interferers)	S	R
1.1.4	Specify network quality, capacity and coverage objectives based on contract	R	R
1.1.5	Approval of network design parameters	S	R
1.1.6	Existing Network information		R
1.1.7	Lease Line		R
1.2	Numbering Planning	S	R
1.3	Radio Network Planning
1.3.1	Digital maps of the network coverage area	R	S
1.3.2	Planning of radio network parameters (name of the site, TRX quantity, output power, height of the antennas, direction of the antennas, etc.)	R	S
1.3.3	Site visits and configuration verification (e.g. antenna heights and tilts, orientation and feeder check)	R	S
1.3.4	Approval of the documents for each site based on the preliminary plan in three working days. (Name of the site, TRX quantity, output power, height of the antennas, direction of the antennas, etc.)	S	R
1.4	Transmission Planning(need separate to MW and access)
1.4.1	Planning, design and dimensioning of the complete transmission network	R	S
1.4.2	Approval of the complete transmission plan in three working days		R

Responsibility Matrix for PERUSAT WIMAX Project

No.	Item	ZTE	PERUSAT
2.	Network Optimization
2.1	Management activities of RF Network Optimization	R	S
2.2	Supply the test equipments or software need in the network optimization process	R	S
2.3	Collect the subscriber complaint		R
2.4	Analyze the subscriber complaint	R	S
2.5	Collect the Traffic Statistics data	R	S
2.6	Traffic Statistics data analysis and make the plan	R
2.7	Collect the Alarm data of the OMC	R	S
2.8	Analyze the alarm data and make the plan	R
2.9	Collect the RF engineering parameter and Cell parameter	R	S
2.10	Analyze parameters	R
2.11	Drive test	R	S
2.12	Test tools and car	R
2.13	Analyze the drive test data	R
2.14	Make suggestions of Hardware Configuration Adjustments	R	S
2.15	Provide approval for Changes and Adjustments	S	R
2.16	Adjustment the hardware equipment and RF engineering parameter(As BTS configuration, hardware upgrade( cell expansion) and etc)	R	S
2.17	Adjust the Antenna azimuth, Antenna down tilt or Parameters Configuration Change.	R	S
2.18	Confirmation the effect of Changes / Adjustments	R	S
2.19	Network Optimization Reports Generation	R	S

6. Delivery of Equipment

No.	Item	ZTE	PERUSAT
1	Delivery of Equipment
1.1	Delivery of equipment, documentation and tools to PERU according to the contact	R
1.2	Customs clearance	R
1.3	Payment of customs duty for equipment	R
1.4	Delivery to warehouse from Customs	R
1.5	Joint Inspection Test at warehouse	R
1.6	Warehouse management	R
1.7	Delivery from warehouse to sites	R
1.8	Outdoor cabinet delivery from warehouse to site	R	R
1.9	Logistic management	R	S
1.10	Unpacking at sites and disposal of waste	R
1.11	Insurance cover until Provisional Acceptance	R	S
1.12	Insurance cover after Provisional Acceptance	R	S

Responsibility Matrix for PERUSAT WIMAX Project

7.	Acceptance and Hand Over

No.	Item	ZTE	PERUSAT
1.1	Preliminary acceptance compilation	R
1.2	Preliminary acceptance approval		R
1.3	Final acceptance documentation preparation	R
1.4	Final acceptance signature	R	R

Annexure 3: BUSINESS PLAN

Perusat Financial Forecast

Key Income Statement and Balance Sheet Projections

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total Revenue	$913,461	$7,377,515	$37,098,561	$102,052,276	$163,707,314	$212,410,097	$251,806,200
% Growth		708%	403%	175%	60%	30%	19%

EBITDA	($5,760,652)	($8,451,253)	($6,078,172)	$38,880,835	$81,721,063	$112,618,522	$135,825,992
EBITDA Margin	(631%)	(115%)	(16%)	38%	50%	53%	54%
% Growth			(28%)	(740%)	110%	38%	21%

Operating Income	($5,984,237)	($9,477,795)	($8,213,456)	$35,761,883	$77,843,885	$108,095,879	$130,758,235
Operating Margin	(655%)	(128%)	(22%)	35%	48%	51%	52%
% Growth			(13%)	(535%)	118%	39%	21%

Net Income	($7,521,977)	($10,220,667)	($8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
% Growth			0%	0%	85%	31%	21%

Equity Free Cash Flow	($11,518,717)	($19,474,489)	($11,750,679)	$35,207,463	$67,021,565	$85,173,388	$104,495,210
Total Cash	$14,773,145	($684,900)	($1,996,518)	$37,544,706	$108,355,718	$197,569,928	$303,889,986
Net PPE	$4,248,108	$15,256,186	$25,314,211	$33,945,871	$39,720,507	$46,209,707	$50,077,674
Total Assets	$19,269,048	$15,529,462	$27,138,173	$80,476,799	$161,961,340	$261,615,135	$375,047,586
Net Debt	$22,791,861	$18,808,305	$14,247,366	$18,581,127	$22,370,574	$26,411,396	$28,236,245
Total Capital Expenditures	$4,471,693	$12,034,620	$12,193,309	$11,750,612	$9,651,813	$11,011,843	$8,935,724

Key Statistics
(USD $, except per-share and subscriber data)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Ending Subscribers	5,000	38,650	192,331	400,655	616,642	833,630	1,025,689
% Growth		673%	398%	108%	54%	35%	23%

Net Adds	5,000	33,650	153,681	208,324	215,987	216,988	192,058

Monthly ARPU Net Subscriber	$15.22	$15.91	$16.07	$21.23	$22.12	$21.23	$20.46
% YOY Change		4.5%	1.1%	32.1%	4.2%	(4.0%)	(3.7%)

EBITDA/Sub. ($)	($1,152.13)	($218.66)	($31.60)	$97.04	$132.53	$135.09	$132.42

Cum. CapEx/Sub. ($)	($894.34)	($427.07)	($149.22)	($100.96)	($81.25)	($73.31)	($68.30)

Perusat Financial Forecast

Balance Sheet & Ratios

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Assets
Current Assets
Cash	$14,773,145	$(684,900)	$(1,996,518)	$37,544,706	$108,355,718	$197,569,928	$303,889,986
Accounts Receiveables - Net	$37,539	$303,186	$1,524,598	$4,193,929	$6,727,698	$8,729,182	$10,348,200
Inventory	$182,852	$433,665	$1,182,924	$1,730,724	$2,246,199	$2,734,016	$3,177,540
Other Current Assets	$27,404	$221,325	$1,112,957	$3,061,568	$4,911,219	$6,372,303	$7,554,186
Total Current Assets	$15,020,940	$273,276	$1,823,962	$46,530,928	$122,240,833	$215,405,428	$324,969,911

Net Property, Plant & Equipment	$4,248,108	$15,256,186	$25,314,211	$33,945,871	$39,720,507	$46,209,707	$50,077,674

Total Assets	$19,269,048	$15,529,462	$27,138,173	$80,476,799	$161,961,340	$261,615,135	$375,047,586

Liabilities & Equity
Current Liabilities
Accounts Payable	$362,145	$1,857,174	$7,394,810	$11,641,372	$15,185,380	$18,663,807	$21,811,106
Other Payables	$137,019	$1,106,627	$5,564,784	$15,307,841	$24,556,097	$31,861,515	$37,770,930
Total Current Liabilities	$499,164	$2,963,801	$12,959,594	$26,949,213	$39,741,477	$50,525,322	$59,582,036

Long-Term Debt
Total L-T Debt - Net	$22,791,861	$18,808,305	$14,247,366	$18,581,127	$22,370,574	$26,411,396	$28,236,245

Total Liabilities	$23,291,025	$21,772,106	$27,206,960	$45,530,340	$62,112,051	$76,936,718	$87,818,281

Common Stock	$3,500,000	$11,500,000	$26,500,000	$26,500,000	$26,500,000	$26,500,000	$26,500,000
Retained Earnings	$(7,521,977)	$(17,742,644)	$(26,568,788)	$8,446,459	$73,349,289	$158,178,417	$260,729,304

Total Equity	$(4,021,977)	$(6,242,644)	$(68,788)	$34,946,459	$99,849,289	$184,678,417	$287,229,304

Total Liabilities & Equity	$19,269,048	$15,529,462	$27,138,173	$80,476,799	$161,961,340	$261,615,135	$375,047,586

	0	0	0	0	0	0	0
Balance Sheet Ratios
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Current Assets/Current Liabilities	3009.2%	9.2%	14.1%	172.7%	307.6%	426.3%	545.4%
EBITDA/PP&E - Net	(135.6%)	(55.4%)	(24.0%)	114.5%	205.7%	243.7%	271.2%
Total Liabilities/Total Assets	120.9%	140.2%	100.3%	56.6%	38.3%	29.4%	23.4%

Perusat Financial Forecast

Income Statement

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Subscriber Revenues	$913,461	$7,377,515	$37,098,561	$102,052,276	$163,707,314	$212,410,097	$251,806,200

Total Revenue	$913,461	$7,377,515	$37,098,561	$102,052,276	$163,707,314	$212,410,097	$251,806,200
% Growth		707.6%	402.9%	175.1%	60.4%	29.7%	18.5%

Operating Expenses

Cost of Service (IDC Costs and Technology-related Costs)		$7,531,871	$29,990,062	$47,212,230	$61,585,151	$75,692,107	$88,456,154

Salaries & Non-wage Labor Costs	$679,554	$1,085,886	$1,961,600	$2,033,409	$2,043,917	$2,043,917	$2,043,917

Direct Marketing & Sales Expense	$2,235,000	$3,924,313	$3,762,000	$3,694,800	$4,732,000	$5,163,000	$5,535,000

Reseller Program Commissions	$114,016	$703,420	$3,017,160	$2,975,260	$3,192,298	$2,950,923	$2,707,759

Promotion Costs	$562,000	$656,000	$656,000	$721,600	$793,760	$873,136	$960,450

Rental Expenses	$453,000	$540,000	$632,000	$732,000	$878,400	$1,054,080	$1,264,896

Implementation Costs	$326,000	$324,000	$356,400	$392,040	$431,244	$474,368	$521,805

Other SG&A Expense	$835,844	$1,063,279	$2,801,511	$5,410,103	$8,329,480	$11,540,044	$14,490,227

Other Operating Expense (One-Time Expenses)		$0	$0	$0	$0	$0	$0

Costs Before D&A	$6,674,113	$15,828,768	$43,176,733	$63,171,441	$81,986,251	$99,791,575	$115,980,208

EBITDA	$(5,760,652)	$(8,451,253)	$(6,078,172)	$38,880,835	$81,721,063	$112,618,522	$135,825,992
EBITDA Margin	-630.6%	-114.6%	-16.4%	38.1%	49.9%	53.0%	53.9%

Depreciation & Amortization	$223,585	$1,026,542	$2,135,284	$3,118,952	$3,877,178	$4,522,643	$5,067,757
% of Revenues	24.5%	13.9%	5.8%	3.1%	2.4%	2.1%	2.0%

Operating Income (EBIT)	$(5,984,237)	$(9,477,795)	$(8,213,456)	$35,761,883	$77,843,885	$108,095,879	$130,758,235
Operating Income Margin	-655.1%	-128.5%	-22.1%	35.0%	47.6%	50.9%	51.9%

Other Income (Expense)
Interest Expense/Financing Fees	$1,537,740	$742,873	$612,687	$746,637	$865,753	$1,012,252	$1,041,182
Total Other Expense (Income)	$1,537,740	$742,873	$612,687	$746,637	$865,753	$1,012,252	$1,041,182
% of Revenues	168.3%	10.1%	1.7%	0.7%	0.5%	0.5%	0.4%

Income Before Income Taxes	$(7,521,977)	$(10,220,667)	$(8,826,143)	$35,015,247	$76,978,132	$107,083,626	$129,717,052
% of Revenues	-823.5%	-138.5%	-23.8%	34.3%	47.0%	50.4%	51.5%

Income Tax Expense	$0	$0	$0	$0	$12,075,302	$22,254,498	$27,166,165
Income Tax Rate	30%	30%	30%	30%	30%	30%	30%

Income Before Dividends and Extraordinary Items		$(10,220,667)	$(8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
% of Revenues	-823.5%	-138.5%	-23.8%	34.3%	39.6%	39.9%	40.7%

Net Income Available to Shareholders	$(7,521,977)	$(10,220,667)	$(8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
% of Revenues	-823.5%	-138.5%	-23.8%	34.3%	39.6%	39.9%	40.7%
% Growth					85.4%	30.7%	20.9%

Operating Statistics
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Revenue Growth				175.1%	60.4%	29.7%	18.5%
EBITDA Growth					110.2%	37.8%	20.6%
EBIT Growth					117.7%	38.9%	21.0%
EBITDA Margin				38.1%	49.9%	53.0%	53.9%
EBIT Margin				35.0%	47.6%	50.9%	51.9%
Net Margin				34.3%	39.6%	39.9%	40.7%

Perusat Financial Forecast

Statement of Cash Flows

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Net Income	$(7,521,977)	$(10,220,667)	$(8,826,143)	$35,015,247	$64,902,830	$84,829,128	$102,550,887
Add: D&A	$223,585	$1,026,542	$2,135,284	$3,118,952	$3,877,178	$4,522,643	$5,067,757
Less: Working Capital:	$251,368	$1,754,257	$7,133,490	$8,823,877	$7,893,370	$6,833,460	$5,812,290

CFFO	$(7,047,024)	$(7,439,869)	$442,630	$46,958,075	$76,673,378	$96,185,231	$113,430,934

Capital Expenditures	$(4,471,693)	$(12,034,620)	$(12,193,309)	$(11,750,612)	$(9,651,813)	$(11,011,843)	$(8,935,724)
Cumulative CAPEX	$(4,471,693)	$(16,506,312)	$(28,699,621)	$(40,450,233)	$(50,102,047)	$(61,113,890)	$(70,049,614)

Cash Flow From Investing	$(4,471,693)	$(12,034,620)	$(12,193,309)	$(11,750,612)	$(9,651,813)	$(11,011,843)	$(8,935,724)

Equity Financing	$3,500,000	$8,000,000	$15,000,000	$0	$0	$0	$0
Cash flow from Debt Issuance	$32,791,861	$6,016,444	$6,555,805	$6,453,246	$6,443,194	$7,211,738	$6,069,630
Cash flow from Debt Retirement	$(10,000,000)	$(10,000,000)	$(11,116,744)	$(2,119,485)	$(2,653,747)	$(3,170,916)	$(4,244,782)
Cash Flow From Financing	$26,291,861	$4,016,444	$10,439,061	$4,333,761	$3,789,447	$4,040,822	$1,824,848

Total Change in Cash	$14,773,145	$(15,458,044)	$(1,311,618)	$39,541,224	$70,811,011	$89,214,210	$106,320,058

Beginning Cash Position	$0	$14,773,145	$(684,900)	$(1,996,518)	$37,544,706	$108,355,718	$197,569,928
Ending Cash Position	$14,773,145	$(684,900)	$(1,996,518)	$37,544,706	$108,355,718	$197,569,928	$303,889,986

Free Cash Flow Analysis
(USD $)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

CFFO	$(7,047,024)	$(7,439,869)	$442,630	$46,958,075	$76,673,378	$96,185,231	$113,430,934
Less: CapEx	$(4,471,693)	$(12,034,620)	$(12,193,309)	$(11,750,612)	$(9,651,813)	$(11,011,843)	$(8,935,724)

Equity Free Cash Flow (CFFO-Capex)	$(11,518,717)	$(19,474,489)	$(11,750,679)	$35,207,463	$67,021,565	$85,173,388	$104,495,210
% Growth					90%	27%	23%

Perusat Financial Forecast

Assumptions

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Balance Sheet Assumptions

Days in a year	365	365	365	365	365	365	365
Days Inventory (Spare Equipment Parts)	10	10	10	10	10	10	10
Days Cost of Sales in Payables	90	90	90	90	90	90	90
Days Sales in Receivables	15	15	15	15	15	15	15
Inventory:Total Rev	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Other Current Assets:Total Rev	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Other Current Liabilities:Total Rev	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%
Accounts Payable: Total Rev	24.7%	24.7%	24.7%	24.7%	24.7%	24.7%	24.7%
Beginning Cash Balance	$0

Income Statement Assumptions

Direct Marketing Expense	10.0%	35.0%	15.0%	7.0%	6.0%	4.0%	3.0%

Reseller Program Commissions	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%

Other SG&A Expenses (% of Labor Costs)	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%

Promotion Costs	10.0%	3.0%	3.0%	2.0%	1.0%	1.0%	1.0%

Income Tax Rate	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%

Sales Tax Rate	19%	19%	19%	19%	19%	19%	19%

Funding and Investment Assumptions

Equity Investment	$3,500,000	$8,000,000	$15,000,000	$0	$0	$0	$0
Commercial Loans (Vendor Financing)	$2,791,861	$6,016,444	$6,555,805	$6,453,246	$6,443,194	$7,211,738	$6,069,630
Commercial Loan (OPEX)	$30,000,000	$0	$0	$0	$0	$0	$0

Debt Repayment	$0	$0	$0	$2,791,861	$6,016,444	$6,555,805	$6,453,246
Interest Rate	3.15%
Financing Fees	2.50%

Vendor Equipment and Services Financing	85%	of Total Investment

Perusat Financial Forecast
CAPEX Schedule
Investment
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTS
Empowering Sites
Lima		100	80	56	65	90	65
States	50	50	50	50	30	25	16
Total Country	50	150	130	106	95	115	81
Cost per BTS
Equipment	23,235	23,235	23,235	23,235	23,235	23,235	23,235
Instalation	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Network design, site survey & report	792	792	792	792	792	792	792
Civil Work	15,000	15,000	15,000	15,000	15,000	15,000	15,000
Site Aquisition	5,318	5,318	5,318	5,318	5,318	5,318	5,318
RF Planning & Optimizatiom	1,225	1,225	1,225	1,225	1,225	1,225	1,225
Licences	0	0	0	0	0	0	0
Software upgrade	0	0	0	0	0	0	0
Hardware Upgrade	0	0	0	0	0	0	0
Total Financing Cost per BTS	26,027	26,027	26,027	26,027	26,027	26,027	26,027
Total Cost per BTS	47,570	47,570	47,570	47,570	47,570	47,570	47,570
Total Financed Investment BTS	1,301,367	3,904,101	3,383,554	2,758,898	2,472,597	2,993,144	2,108,215
Total Investment BTS	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198
Aggregate Value	2,378,517	9,514,068	15,698,212	20,740,668	25,259,851	30,730,440	34,583,637
Tax Credit	0	0	0	0	0	0	0
Net Investment	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198

Local Microwave Network
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Number of BTS	50	150	130	106	95	115	81
Factor (redundancy)	1.25	1.25	1.25	1.25	1.25	1.25	1.25
Total Microwave Eq.	63	188	163	133	119	144	101
Microwave Link Value US$	7,719	7,719	7,719	7,719	7,719	7,719	7,719
Network desing	150.00	150.00	150.00	150.00	150.00	150.00	150.00
Instalation	2,200.0	2,200.0	2,200.0	2,200.0	2,200.0	2,200.0	2,200.0
Total Value MUS$	10,069	10,069	10,069	10,069	10,069	10,069	10,069
Total Value MUS$	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486
Tax Credit	0	0	0	0	0	0	0
Net Investment	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486

Wimax System Equipment
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Core Network	255,773	309,000	654,342	701,361	728,788	767,970	705,278
Engineering Services	43,756
Network Management System (EMS)	51,840
Management Service	354,020
Guarantee	81,600	326,400	538,560	711,552	866,592	1,054,272	1,186,464
Network Hardware	109,000	50,000	50,000
IMS
NGN		368,411	427,163	616,101	684,557	659,913	630,121
Billing System (BOSS)	336,774	220,320	1,010,880	1,458,000	1,620,000	1,561,680	1,491,178
Planning and Optimization	54,000
Proyect Management	5,000
Training	62,100	12,000	12,000	12,000	12,000
Total	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040
Tax Credit	0	0	0	0	0	0	0
Net Investment	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040

Other Investments
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Offices and Data Center	0	1,500,000	1,680,000	1,800,000	0	0	0
Ofices number		1	7	4
Square Meters	0	1,000	300	300
Square Meter Value MUS$		1,500	800	1,500
Vehicles	75,000	225,000	0	75,000	25,000	50,000	50,000
Vehicles number	3	9	0	3	1	2	2
Vehicles price	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Furniture	12,000		7
Computers	23,000
Fiber Network	0	0	0	0	0	0	0
Distance (Tumbes,Lima,Arequipa, Cusco)
Price per Km.
Frequencies Acquisition		5,000,000
Total	110,000	6,725,000	1,680,007	1,875,000	25,000	50,000	50,000
Tax Credit	0	0	0	0	0	0	0
Net Investment	110,000	6,725,000	1,680,007	1,875,000	25,000	50,000	50,000

Investments Summary (Net of Taxes)
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198
Local Microwave Network	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486
Wimax System Equipment	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040
Other Investments	110,000	1,725,000	1,680,007	1,875,000	25,000	50,000	50,000
Total	4,471,693	12,034,620	12,193,309	11,750,612	9,651,813	11,011,843	8,935,724

Depreciation
Initial Assets
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs		2,259,591	8,812,405	13,806,102	17,215,825	19,787,466	23,005,779
Local Microwave Network		597,847	2,331,603	3,652,844	4,554,995	5,235,405	6,086,912
Wimax System Equipment		1,286,170	2,379,377	4,699,738	7,553,827	10,514,785	13,304,950
Other Investments		104,500	1,732,800	3,155,526	4,621,224	4,182,851	3,812,066
Total	0	4,248,108	15,256,186	25,314,211	33,945,871	39,720,507	46,209,707
Additional Assets
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	2,378,517	7,135,551	6,184,144	5,042,456	4,519,182	5,470,589	3,853,198
Local Microwave Network	629,313	1,887,938	1,636,213	1,334,143	1,195,694	1,447,419	1,019,486
Wimax System Equipment	1,353,863	1,286,131	2,692,946	3,499,014	3,911,937	4,043,835	4,013,040
Other Investments	110,000	1,725,000	1,680,007	1,875,000	25,000	50,000	50,000
Total	4,471,693	12,034,620	12,193,309	11,750,612	9,651,813	11,011,843	8,935,724
Period Depreciation
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	118,926	582,737	1,190,448	1,632,733	1,947,542	2,252,276	2,493,238
Local Microwave Network	31,466	154,182	314,971	431,992	515,284	595,911	659,666
Wimax System Equipment	67,693	192,924	372,585	644,924	950,980	1,253,670	1,531,147
Other Investments	5,500	96,700	257,280	409,303	463,372	420,785	383,707
Total	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757
Net Fixed Assets
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
BTSs	2,259,591	8,812,405	13,806,102	17,215,825	19,787,466	23,005,779	24,365,739
Local Microwave Network	597,847	2,331,603	3,652,844	4,554,995	5,235,405	6,086,912	6,446,733
Wimax System Equipment	1,286,170	2,379,377	4,699,738	7,553,827	10,514,785	13,304,950	15,786,843
Other Investments	104,500	1,732,800	3,155,526	4,621,224	4,182,851	3,812,066	3,478,360
Total	4,248,108	15,256,186	25,314,211	33,945,871	39,720,507	46,209,707	50,077,674

Perusat Financial Forecast
Debt Schedule
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
OPEX - Loan	$30,000,000	$30,000,000	$30,000,000	$30,000,000	$30,000,000	$30,000,000	$30,000,000
Debt - Year 1 Loan	$2,791,861	$2,791,861	$2,791,861	$2,791,861	$2,791,861	$2,791,861	$2,791,861
Debt - Year 2 Loan		$6,016,444	$6,016,444	$6,016,444	$6,016,444	$6,016,444	$6,016,444
Debt - Year 3 Loan			$6,555,805	$6,555,805	$6,555,805	$6,555,805	$6,555,805
Debt - Year 4 Loan				$6,453,246	$6,453,246	$6,453,246	$6,453,246
Debt - Year 5 Loan					$6,443,194	$6,443,194	$6,443,194
Debt - Year 6 Loan						$7,211,738	$7,211,738
Debt - Year 7 Loan							$6,069,630

Interest Payment	$717,944	$592,462	$448,792	$585,306	$704,673	$831,959	$889,442
Financing Fees	$819,797	$150,411	$163,895	$161,331	$161,080	$180,293	$151,741

Retirement - OPEX Loan	$-10,000,000	$-10,000,000	$-10,000,000
Retirement - Year 1 Loan			$-1,116,744	$-1,116,744	$-558,372	$0	$0
Retirement - Year 2 Loan				$-1,002,741	$-1,002,741	$-1,002,741	$-1,002,741
Retirement - Year 3 Loan					$-1,092,634	$-1,092,634	$-1,092,634
Retirement - Year 4 Loan						$-1,075,541	$-1,075,541
Retirement - Year 5 Loan							$-1,073,866
Retirement - Year 6 Loan
Retirement - Year 7 Loan

Net Debt Retirement	$-10,000,000	$-10,000,000	$-11,116,744	$-2,119,485	$-2,653,747	$-3,170,916	$-4,244,782

Balance- OPEX Loan	$20,000,000	$10,000,000	$0
Balance - Year 1 Loan	$2,791,861	$2,791,861	$1,675,117	$558,372	$0	$0	$0
Balance - Year 2 Loan		$6,016,444	$6,016,444	$5,013,703	$4,010,963	$3,008,222	$2,005,481
Balance - Year 3 Loan			$6,555,805	$6,555,805	$5,463,171	$4,370,537	$3,277,903
Balance - Year 4 Loan				$6,453,246	$6,453,246	$5,377,705	$4,302,164
Balance - Year 5 Loan					$6,443,194	$6,443,194	$5,369,328
Balance - Year 6 Loan						$7,211,738	$7,211,738
Balance - Year 7 Loan							$6,069,630

Balance - Total Net Debt	$22,791,861	$18,808,305	$14,247,366	$18,581,127	$22,370,574	$26,411,396	$28,236,245

Perusat Financial Forecast
Changes in Working Capital

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Current Assets Less Cash	$247,796	$958,176	$3,820,479	$8,986,222	$13,885,116	$17,835,501	$21,079,926

Current Liabilities	$499,164	$2,963,801	$12,959,594	$26,949,213	$39,741,477	$50,525,322	$59,582,036

Working Capital	$-251,368	$-2,005,625	$-9,139,115	$-17,962,991	$-25,856,361	$-32,689,821	$-38,502,110

Change in Working Capital	$-251,368	$-1,754,257	$-7,133,490	$-8,823,877	$-7,893,370	$-6,833,460	$-5,812,290

Perusat Financial Forecast
Valuation
Terminal EBITDA Multiple Approach

	Projected Fiscal Year Ending December 31,
(Dollars in millions, Except per Share Data)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Net Income	$(7.5)	$(10.2)	$(8.8)	$35.0	$64.9	$84.8	$102.6
Net Interest Expense / (Income)	1.5	0.7	0.6	0.7	0.9	1.0	1.0
Marginal Tax Rate	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%	30.0%
Earnings Before Interest	$(6.4)	$(9.7)	$(8.4)	$35.5	$65.5	$85.5	$103.3
Depreciation & Amortization	0.2	1.0	2.1	3.1	3.9	4.5	5.1
Change in Net Working Capital	0.3	1.8	7.1	8.8	7.9	6.8	5.8
Capital Expenditures	(4.5)	(12.0)	(12.2)	(11.8)	(9.7)	(11.0)	(8.9)
Unlevered Free Cash Flow	$(10.4)	$(19.0)	$(11.3)	$35.7	$67.6	$85.9	$105.2
Terminal Earnings							$102.6

	Net Terminal Value
	$690	$741	$792	$843	$895

	Implied Terminal P/E Multiple
	6.7x	7.2x	7.7x	8.2x	8.7x

WACC	Project Value (in USD Million)
10.0%	489	515	542	568	594
10.5%	474	499	525	550	576
11.0%	459	484	509	533	558
11.5%	445	469	493	517	541
12.0%	432	540	569	598	627

Annualized IRR	100.5%	102.2%	103.9%	105.5%	107.0%

(Dollars in millions, Except per Share Data)
Terminal Multiple Based on
		Data	Mid-Range	Sensitivity
1	2014 Revenue	$251.8	3.0 x	0.5 x	Terminal Year Net Debt	$28.2
2	2014 EBITDA	135.8	4.0 x	0.5 x	Terminal Year Net Income	102.6
3	2014 Earnings	102.6	8.0 x	0.5 x

3	2014 Earnings	$102.6	8.0x	0.5x

Summary

Population
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Inhabitans Number Lima+States	12,645,537	12,945,665	13,253,433	13,569,053	13,892,742	14,224,727	14,565,237

Telecommunications Sector
Fixed Telephony Lima+States
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Fixed Lines	2,339,159	2,447,167	2,560,053	2,677,963	2,780,078	2,886,071	2,996,056
Fixed Telephony Penetration	18	19	19	20	20	20	21
Chinatel Fixed Lines (1)	3,000	26,790	124,183	224,596	331,386	448,637	551,825
Chinatel Market Share	0.1%	1.1%	4.9%	8.4%	11.9%	15.5%	18.4%
(1) Considers Fixed lines sold through CPE

Internet
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Internet Connections Total Project	674,852	838,021	1,106,188	1,410,819	1,768,690	2,168,928	2,655,873
Internet Penetration	5.3	6.5	8.3	10.4	12.7	15.2	18.2
Chinatel Internet Connections	5,000	38,650	192,331	400,655	616,642	833,630	1,025,689
Cpe	3,000	26,790	124,183	224,596	331,386	448,637	551,825
USB PC	2,000	11,860	68,148	176,059	285,257	384,994	473,864
Chinatel Market Share	0.74%	4.61%	17.39%	28.40%	34.86%	38.44%	38.62%

Result Summary
Income
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Internet	682,380	5,471,196	27,612,441	64,972,492	106,052,518	144,251,528	175,436,294
Business	251,964	1,882,761	10,419,555	24,758,982	43,775,942	59,019,787	71,073,074
Cpe	143,100	1,349,710	7,287,515	15,475,298	27,115,644	36,024,184	43,079,866
USB PC	108,864	533,050	3,132,040	9,283,684	16,660,298	22,995,603	27,993,207
Household	430,416	3,588,435	17,192,886	40,213,510	62,276,576	85,231,740	104,363,221
Cpe	327,600	2,922,533	13,668,633	30,002,184	43,626,061	59,031,270	71,900,635
USB PC	102,816	665,902	3,524,254	10,211,327	18,650,515	26,200,471	32,462,586
VOIP	54,234	510,397	2,584,820	6,135,723	10,056,653	13,564,352	16,397,154
Business	20,826	226,476	1,231,635	3,056,291	5,411,995	7,297,342	8,817,170
Cpe	16,051	183,442	978,991	2,307,611	4,067,967	5,440,483	6,553,266
USB PC	4,775	43,034	252,644	748,680	1,344,028	1,856,859	2,263,904
Household	33,409	283,921	1,353,185	3,079,432	4,644,658	6,267,010	7,579,984
Cpe	26,740	243,324	1,142,012	2,477,717	3,563,245	4,771,256	5,754,213
USB PC	6,669	40,597	211,173	601,715	1,081,413	1,495,754	1,825,771
Equipment Sales	31,000	218,000	978,000	14,650,000	21,460,000	20,680,000	19,768,400
Business	7,150	51,500	227,400	3,393,700	4,869,400	4,691,200	4,487,996
Cpe	5,250	42,000	173,250	2,542,500	3,300,000	3,175,000	3,050,000
USB PC	1,900	9,500	54,150	851,200	1,569,400	1,516,200	1,437,996
Household	23,850	166,500	750,600	11,256,300	16,590,600	15,988,800	15,280,404
Cpe	15,750	126,000	519,750	7,627,500	9,900,000	9,525,000	9,150,000
USB PC	8,100	40,500	230,850	3,628,800	6,690,600	6,463,800	6,130,404
Total Income	767,614	6,199,592	31,175,261	85,758,215	137,569,171	178,495,880	211,601,848

Costs
Internet	363,780	2,331,799	9,759,626	19,482,865	36,368,874	49,414,769	61,655,433
Voip Traffic	20,319	186,672	902,036	1,999,565	3,131,077	3,863,137	4,190,170
Leasing BTS	150,000	930,000	2,094,000	3,046,800	2,058,000	4,776,600	5,643,600
Maintenance BTS	10,000	55,000	120,000	174,000	126,000	270,000	316,950
CPE+Usb Equipment Cost	531,000	3,870,000	16,956,000	22,311,000	19,690,000	17,130,000	16,386,000
Other Costs	393,600	158,400	158,400	198,000	211,200	237,600	264,000
Total Costs	1,468,699	7,531,871	29,990,062	47,212,230	61,585,151	75,692,107	88,456,154

Direct Margin	-701,085	-1,332,278	1,185,199	38,545,985	75,984,020	102,803,773	123,145,695

Expenditures
Remunerations	679,554	1,085,886	1,961,600	2,033,409	2,043,917	2,043,917	2,043,917
Administration Expenses	1,272,845	1,575,280	3,226,911	6,111,144	9,383,124	12,848,492	16,056,929
Marketing	3,139,000	4,932,313	4,981,000	4,839,400	5,781,760	6,256,136	6,715,450
Sales Expenses	114,016	703,420	3,017,160	2,975,260	3,192,298	2,950,923	2,707,759
Total Expenditures	5,205,415	8,296,898	13,186,671	15,959,212	20,401,099	24,099,469	27,524,054

Depreciation	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757

Ebit	-6,130,084	-10,655,718	-14,136,756	19,467,822	51,705,742	74,181,661	90,553,883

Income Tax	0	0	0	0	12,075,302	22,254,498	27,166,165

Income Tax Liability	0	0	0	0	12,075,302	22,254,498	27,166,165
Acum results	-6,130,084	-16,785,802	-30,922,558	-11,454,736	40,251,007	114,432,668	204,986,551

Tax Credits from Capex	0	0	0	0	0	0	0
Accumulated Credit	0	0	0	0	0	0	0
Remaining Credit	0	0	0	0	0	0	0

Ebit After Tax	-6,130,084	-10,655,718	-14,136,756	19,467,822	39,630,440	51,927,163	63,387,718

Depreciation	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757

Depreciation	223,585	1,026,542	2,135,284	3,118,952	3,877,178	4,522,643	5,067,757

Ebitda	-5,906,499	-9,629,176	-12,001,472	22,586,774	43,507,618	56,449,806	68,455,475

Investment	-4,471,693	-12,034,620	-12,193,309	-11,750,612	-9,651,813	-11,011,843	-8,935,724

Free Cash Flow	-10,378,192	-21,663,795	-24,194,781	10,836,161	33,855,805	45,437,963	59,519,751

NPV FCF
	WACC	MMUS$
NPV	10%	39,098,044
NPV	12%	32,283,413
NPV	14%	26,382,708
NPV	15%	23,733,775
IRR	30%

Expenditures

Remunerations
Staff			Number of People
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
General Management	3	4	6	6	6	6	6
Commercial Management	11	19	45	49	49	49	49
Admin and Finances Management	6	7	13	12	12	12	12
Operations Management	11	25	38	42	43	43	43
IT Management	1	1	13	13	13	13	13
Total Staff	32	56	115	122	123	123	123
Remunerations			US$ Mes
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
General Management	121,200	142,800	159,600	159,600	159,600	159,600	159,600
Commercial Management	82,800	198,000	428,400	459,600	459,600	459,600	459,600
Admin and Finances Management	80,400	87,600	147,600	140,400	140,400	140,400	140,400
Operations Management	163,200	297,600	410,400	435,600	442,800	442,800	442,800
IT Management	18,000	18,000	198,000	198,000	198,000	198,000	198,000
Total Remunerations	465,600	744,000	1,344,000	1,393,200	1,400,400	1,400,400	1,400,400
Others Expenditures			MUS$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	213,954	341,886	617,600	640,209	643,517	643,517	643,517
Total Remuneration Expenditure	679,554	1,085,886	1,961,600	2,033,409	2,043,917	2,043,917	2,043,917
Average Remuneration MUS$	1,212.500	1,107.143	973.913	951.639	948.780	948.780	948.780

Administration Expenditures
Administration Expenditures
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	1,272,845	1,575,280	3,226,911	6,111,144	9,383,124	12,848,492	16,056,929

Marketing and Sales Expenditures
Marketing Expenditures
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	3,139,000	4,932,313	4,981,000	4,839,400	5,781,760	6,256,136	6,715,450
Sales Commission
ARPU Internet + Voip			MUS$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	29	22	21	18	17	16	16
Postpaid	38	33	32	30	28	27	26
CPE	38	36	34	33	31	30	28
USB+PC	29	27	26	25	23	22	21
Prepaid	28	18	18	15	14	13	13
CPE	27	21	21	17	16	15	15
USB+PC	29	14	13	13	12	11	11
Household	23	24	22	21	20	19	18
Postpaid	28	27	26	25	24	23	22
CPE	28	27	26	25	24	23	22
USB+PC	25	24	23	22	22	21	20
Prepaid	22	23	21	20	18	18	17
CPE	28	27	26	25	25	24	23
USB+PC	13	12	12	12	11	11	11

New Customers Sales Detail
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	1,700	12,600	63,270	96,720	113,680	109,590	104,635
Postpaid	377	2,898	14,279	21,089	25,163	24,251	23,175
CPE	225	2,100	9,405	11,300	14,850	14,288	13,725
USB+PC	152	798	4,874	9,789	10,313	9,964	9,450
Prepaid	1,323	9,702	48,992	75,631	88,517	85,339	81,461
CPE	675	6,300	28,215	33,900	44,550	42,863	41,175
USB+PC	648	3,402	20,777	41,731	43,967	42,476	40,286
Household	3,300	21,400	92,730	128,280	136,320	131,410	125,485
Postpaid	753	5,002	21,302	28,441	30,257	29,159	27,868
CPE	525	3,900	15,345	16,950	18,150	17,463	16,775
USB+PC	228	1,102	5,957	11,491	12,107	11,696	11,093
Prepaid	2,547	16,398	71,429	99,839	106,063	102,251	97,617
CPE	1,575	11,700	46,035	50,850	54,450	52,388	50,325
USB+PC	972	4,698	25,394	48,989	51,613	49,864	47,292
Total Customer Average	5,000	34,000	156,000	225,000	250,000	241,000	230,120
Sales Commission			MUS$

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
ARPU Percentage	90%	90%	90%	70%	70%	70%	70%
Business	44,869	247,622	1,174,812	1,199,210	1,364,933	1,250,294	1,136,006
Postpaid	11,565	87,371	403,571	427,333	493,243	452,973	412,995
CPE	7,614	67,821	289,925	258,328	323,734	297,060	272,201
USB+PC	3,951	19,550	113,646	169,004	169,509	155,913	140,794
Prepaid	33,304	160,251	771,241	771,877	871,691	797,321	723,011
CPE	16,259	117,455	523,187	404,087	503,912	460,078	419,420
USB+PC	17,046	42,797	248,054	367,791	367,779	337,243	303,591
Household	69,147	455,798	1,842,348	1,776,050	1,827,365	1,700,629	1,571,753
Postpaid	18,395	118,169	480,370	472,849	482,938	446,626	409,791
CPE	13,181	94,150	355,594	292,907	300,725	277,425	255,542
USB+PC	5,214	24,020	124,776	179,942	182,213	169,201	154,248
Prepaid	50,752	337,629	1,361,978	1,303,201	1,344,427	1,254,003	1,161,962
CPE	39,543	285,187	1,087,572	904,577	937,797	873,619	812,619
USB+PC	11,209	52,441	274,406	398,625	406,630	380,384	349,343
Sales Commission Total	114,016	703,420	3,017,160	2,975,260	3,192,298	2,950,923	2,707,759

Costs

Internet
Ending Subs
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	15,000	114,100	234,118	346,432	474,930	585,924
Cpe		0	10,000	64,400	120,400	176,400	252,400	318,400
USB+PC		0	5,000	49,700	113,718	170,032	222,530	267,524
States		5,000	23,650	78,231	166,537	270,210	358,700	439,765
Cpe		3,000	16,790	59,783	104,196	154,986	196,237	233,425
USB+PC		2,000	6,860	18,448	62,341	115,224	162,463	206,340
Internet Consumption		Average daily in Kilobytes
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	8.00%	33	36	38	42	52	56	61
USB+PC	10.00%	15	17	18	20	28	31	34
Total Daily Consumption		Megabytes
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	439	3,381	7,275	13,934	21,029	28,376
States		129	712	2,636	5,576	11,286	16,025	21,149
Total Peru		129	1,150	6,017	12,852	25,219	37,053	49,524
Price per Mega		US$
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Internet	-7.00%	90	84	78	72	67	63	58
National Transport	-5.00%	145	138	131	124	118	112	107
Total Cost per Mega		235	221	209	197	185	175	165
Total Cost
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	440,831	3,158,061	6,320,239	11,256,982	15,799,793	19,827,408
States		363,780	1,890,968	6,601,565	13,162,626	25,111,892	33,614,976	41,828,025
Internet Cost		363,780	2,331,799	9,759,626	19,482,865	36,368,874	49,414,769	61,655,433

Voip Traffic
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total Minutes		1,024,657	9,982,576	52,297,714	130,204,029	223,711,152	316,438,705	401,175,856
Mobile Off		143,452	1,230,632	6,465,860	16,204,613	27,937,504	39,555,173	50,164,885
Mobile On		40,986	816,623	4,659,367	11,280,015	19,094,617	26,896,285	34,046,240
Fixed		614,794	5,822,617	30,094,899	75,086,491	129,153,606	182,743,855	231,705,911
NLD		122,959	1,114,445	5,847,816	14,612,508	25,154,310	35,599,522	45,141,235
ILD		102,466	998,258	5,229,771	13,020,403	22,371,115	31,643,871	40,117,586
Cost per Minute
Mobile Off	-3.00%	0.06	0.06	0.06	0.05	0.05	0.05	0.05
Mobile On	-3.00%	0.06	0.06	0.06	0.05	0.05	0.05	0.05
Fixed	-3.00%	0.008	0.01	0.01	0.01	0.01	0.01	0.01
NLD	-3.00%	0.02	0.02	0.02	0.02	0.02	0.02	0.02
ILD	-3.00%	0.03	0.03	0.03	0.03	0.03	0.03	0.02
Total Cost
Mobile Off		8,607	71,623	365,024	887,371	1,483,972	2,038,042	2,507,157
Mobile On		2,459	47,527	263,040	617,698	1,014,260	1,385,805	1,701,574
Fixed		4,918	45,184	226,530	548,235	914,710	1,255,427	1,544,036
NLD		2,459	21,620	110,044	266,729	445,379	611,410	752,028
ILD		3,074	29,049	147,621	356,501	594,150	815,210	1,002,505
Total Cost		21,518	215,003	1,112,259	2,676,534	4,452,470	6,105,895	7,507,299

Incoming Traffic
% Incoming Traffic		5%	12%	17%	22%	25%	30%	35%
Price per Minute		0.03	0.03	0.03	0.03	0.03	0.03	0.03
Mobile+Fixed Traffic		799,233	7,869,873	41,220,127	102,571,119	176,185,727	249,195,313	315,917,035
Incoming Traffic		39,962	944,385	7,007,422	22,565,646	44,046,432	74,758,594	110,570,962
Incoming Traffic Income		1,199	28,332	210,223	676,969	1,321,393	2,242,758	3,317,129

Total Net Cost Voip		20,319	186,672	902,036	1,999,565	3,131,077	3,863,137	4,190,170

Leasing Sites
Empowering Sites
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	100	80	56	65	90	65
States		50	50	50	50	30	25	16
Total		50	150	130	106	95	115	81
BTS Averages
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	50	140	208	80	346	424
States		25	75	125	175	215	243	263
Total Country		25	125	265	383	295	589	687
BTS Factor
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima
Usage factor	Subs per BTS	980	1,029	1,080	1,134	1,191	1,251	1,313
Required BTS		0	14577	105604	206367	290827	379715	446148
Current BTS		0	100	180	236	301	391	456
Deficit BTS		0	-14,477	-105,424	-206,131	-290,526	-379,324	-445,692
South
Usage factor	Subs per BTS	980	1,029	1,080	1,134	1,191	1,251	1,313
Required BTS		5102	22983	72406	146797	226839	286786	334856
Current BTS		50	100	150	200	230	255	271
Deficit BTS		-5,052	-22,883	-72,256	-146,597	-226,609	-286,531	-334,585
Final Sites
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	100	180	236	301	391	456
States		50	100	150	200	230	255	271
Total Country		50	200	330	436	531	646	727
Average Rent per Site			US$
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		800	800	800	800	800	800	800
States		500	500	500	500	500	500	500
Leased Sites Cost			US$
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		0	480,000	1,344,000	1,996,800	768,000	3,321,600	4,065,600
States		150,000	450,000	750,000	1,050,000	1,290,000	1,455,000	1,578,000
Total		150,000	930,000	2,094,000	3,046,800	2,058,000	4,776,600	5,643,600

Sites Maintenance
BTS Maintenance Cost		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	500	500	500	500	500	500	500
States	400	400	400	400	400	400	400
Maintenance Cost		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	25,000	70,000	104,000	40,000	173,000	211,750
States	10,000	30,000	50,000	70,000	86,000	97,000	105,200
Total	10,000	55,000	120,000	174,000	126,000	270,000	316,950

Other Costs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Leased Vehicles
Monthly Cost per Vehicle	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Vehicles Number	3	12	12	15	16	18	20
Total	39,600	158,400	158,400	198,000	211,200	237,600	264,000

Manangement Service for Network Operation
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Total	354,000	0	0	0	0	0	0

Population
	2007 (1)	Proj	2011 p	2012 p	2013 p	2014 p	2015 p	2016 p	2017 p
Piura	665,991	2.40%	715,102	732,265	749,839	767,835	786,263	805,134	824,457
Chiclayo	757,452	3.90%	849,575	882,708	917,134	952,902	990,066	1,028,678	1,068,797
Trujillo	811,979	3.40%	897,649	928,169	959,727	992,357	1,026,097	1,060,985	1,097,058
Chimbote	396,434	2.20%	423,178	432,488	442,003	451,727	461,665	471,822	482,202
Arequipa	864,250	2.40%	927,981	950,253	973,059	996,412	1,020,326	1,044,814	1,069,890
Cusco	365,791	4.10%	412,653	429,572	447,184	465,519	484,605	504,474	525,158
Ica	321,332	2.00%	341,000	347,820	354,776	361,872	369,109	376,492	384,021
States	4,183,229		4,567,139	4,703,276	4,843,723	4,988,626	5,138,133	5,292,398	5,451,582
Lima	7,605,742	2.03%	8,078,398	8,242,390	8,409,710	8,580,427	8,754,610	8,932,328	9,113,655
Total Project	11,788,971		12,645,537	12,945,665	13,253,433	13,569,053	13,892,742	14,224,727	14,565,237
Peru	27,412,157	2.06%	29,141,366
(1) Source Censo Nacional 2007 INEI

Fixed Telephony	Penetracion
	Lin x 100 Hab (1)	2011 P	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	6.50	55,778	61,356	66,878	72,228	77,284	81,921	86,017
Chiclayo	8.60	87,676	94,690	102,265	110,447	119,282	128,825	139,131
Trujillo	10.10	108,795	114,235	119,947	125,944	132,241	138,853	145,796
Chimbote	6.60	33,516	34,856	36,251	37,701	39,209	40,777	42,408
Arequipa	11.60	129,175	139,509	150,670	162,723	175,741	189,800	204,985
Cusco	4.60	22,778	23,917	25,113	26,369	27,687	29,072	30,525
Ica	9.00	36,828	39,406	42,164	45,116	48,274	51,653	55,269
States	9.00	474,546	507,970	543,288	580,527	619,719	660,902	704,131
Lima	20.0	1,864,613	1,939,198	2,016,765	2,097,436	2,160,359	2,225,170	2,291,925
Total Project		2,339,159	2,447,167	2,560,053	2,677,963	2,780,078	2,886,071	2,996,056
Peru	10.5	2,965,283
(1) Fuente Osiptel

Crecimiento % proyectado
	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	10%	9%	8%	7%	6%	5%
Chiclayo	8%	8%	8%	8%	8%	8%
Trujillo	5%	5%	5%	5%	5%	5%
Chimbote	4%	4%	4%	4%	4%	4%
Arequipa	8%	8%	8%	8%	8%	8%
Cusco	5%	5%	5%	5%	5%	5%
Ica	7%	7%	7%	7%	7%	7%
States	7%	7%	7%	7%	7%	7%
Lima	4%	4%	4%	3%	3%	3%

Internet	Penetracion
	Lin x 100 Hab (1)	2011 P	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	1.8	12,869	16,086	21,234	27,604	35,057	42,419	50,903
Chiclayo	2.2	18,969	23,711	31,298	40,688	51,673	62,525	75,030
Trujillo	3.4	30,917	38,646	51,012	66,316	84,221	101,908	122,289
Chimbote	2.3	9,637	12,046	15,901	20,671	26,252	31,765	38,118
Arequipa	3.3	30,623	38,279	50,529	65,687	83,423	100,941	121,130
Cusco	2.4	9,904	12,380	16,341	21,243	26,979	32,645	39,174
Ica	2.2	7,502	9,378	12,378	16,092	20,437	24,728	29,674
States	2.6	120,420	150,525	198,693	258,301	328,043	396,932	476,318
Lima	6.9	554,432	687,496	907,494	1,152,518	1,440,647	1,771,996	2,179,555
Total Project		674,852	838,021	1,106,188	1,410,819	1,768,690	2,168,928	2,655,873
Peru	2.8	809,070
(1) Fuente Osiptel

Crecimiento % proyectado
	2012 P	2013 P	2014 P	2015 P	2016 P	2017 P
Piura	25%	32%	30%	27%	21%	20%
Chiclayo	25%	32%	30%	27%	21%	20%
Trujillo	25%	32%	30%	27%	21%	20%
Chimbote	25%	32%	30%	27%	21%	20%
Arequipa	25%	32%	30%	27%	21%	20%
Cusco	25%	32%	30%	27%	21%	20%
Ica	25%	32%	30%	27%	21%	20%
States	25%	32%	30%	27%	21%	20%
Lima	24%	32%	27%	25%	23%	23%

Population Projection
	Population	%
	2011 Inhab
Lima	8,078,398	28%
States	4,567,139	16%
Total Project	12,645,537	43%
Peru	29,141,366	100%

Population Projection
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	8,078,398	8,242,390	8,409,710	8,580,427	8,754,610	8,932,328	9,113,655
States	4,567,139	4,703,276	4,843,723	4,988,626	5,138,133	5,292,398	5,451,582
Total	12,645,537	12,945,665	13,253,433	13,569,053	13,892,742	14,224,727	14,565,237
Growing Rate	Percentage Grow per year

Fixed Telephony
Fixed Telephony Indicators
Zone	Lines in	Percentage	Penetration
	Service 2010	Distribution	Lin per 100 Inhab
Lima	1,864,613	63%	20.0
States	474,546	16%	9.0
Total Project	2,339,159	79%
Peru	2,965,283	100%	10.5
Chile	3,575,365		21.0
Colombia	7,904,533		17.2
Argentina	8,926,315		17.0

Fixed Telephony Projection
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	1,864,613	1,939,198	2,016,765	2,097,436	2,160,359	2,225,170	2,291,925
States	474,546	507,970	543,288	580,527	619,719	660,902	704,131
Total	2,339,159	2,447,167	2,560,053	2,677,963	2,780,078	2,886,071	2,996,056
Growing Rate	Percentage Grow per year
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		4.00%	4.00%	4.00%	3.00%	3.00%	3.00%
States		7.04%	6.95%	6.85%	6.75%	6.65%	6.54%

Fixed Telephony Penetration Projection				Lines per 100 Inhab
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	23.08	23.53	23.98	24.44	24.68	24.91	25.15
States	10.39	10.80	11.22	11.64	12.06	12.49	12.92
Total Project	18.50	18.90	19.32	19.74	20.01	20.29	20.57

Internet
Zone	Internet	Percentage	Penetration
	Connections	Distribution	Lin per 100 Inhab
Lima	554,432	69%	6.86
States	120,420	15%	2.64
Total Project	674,852	83%	6.86	Connection
Peru	809,070	100%	2.78	Fixed	Movil
Chile	2,295,511		9.70	1,665,059	630,492
Colombia	1,580,345		4.70
Brasil	10,123,428		5.80
Argentina	3,651,093		9.30

Internet Connections
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	554,432	687,496	907,494	1,152,518	1,440,647	1,771,996	2,179,555
States	120,420	150,525	198,693	258,301	328,043	396,932	476,318
Total	674,852	838,021	1,106,188	1,410,819	1,768,690	2,168,928	2,655,873
Growing Rate	Percentage Grow per year
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		24.00%	32.00%	27.00%	25.00%	23.00%	23.00%
States		25.00%	32.00%	30.00%	27.00%	21.00%	20.00%
Internet Penetration				Connections per 100 Inhab
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	6.9	8.3	10.8	13.4	16.5	19.8	23.9
States	2.6	3.2	4.1	5.2	6.4	7.5	8.7
Total	5.3	6.5	8.3	10.4	12.7	15.2	18.2

Cpe Customers
Beginning Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	0	10,000	64,400	120,400	176,400	252,400
States	0	3,000	16,790	59,783	104,196	154,986	196,237
Total	0	3,000	26,790	124,183	224,596	331,386	448,637
Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		10,000	55,000	65,000	76,000	78,000	75,000
States	3,000	14,000	44,000	48,000	56,000	49,000	47,000
Total	3,000	24,000	99,000	113,000	132,000	127,000	122,000
Churn
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
% Churn	8%	7%	6%	6%	5%	5%	5%
Lima	0	0	600	3,864	6,020	8,820	12,620
States	0	210	1,007	3,587	5,210	7,749	9,812
Total	0	210	1,607	7,451	11,230	16,569	22,432
Net Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	10,000	54,400	56,000	56,000	76,000	66,000
States	3,000	13,790	42,993	44,413	50,790	41,251	37,188
Total	3,000	23,790	97,393	100,413	106,790	117,251	103,188
Ending Subs	Thousand of Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	10,000	64,400	120,400	176,400	252,400	318,400
States	3,000	16,790	59,783	104,196	154,986	196,237	233,425
Total	3,000	26,790	124,183	224,596	331,386	448,637	551,825
Average Subs	Thousand of Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	5,000	37,200	92,400	148,400	214,400	285,400
States	1,500	9,895	38,286	81,989	129,591	175,611	214,831
Total	1,500	14,895	75,486	174,389	277,991	390,011	500,231
Ending Subs Growth
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
North	N/A	N/A	N/A	560%	87%	63%	37%
South	N/A	N/A	1433%	265%	85%	40%	24%
Total	N/A	N/A	3246%	375%	86%	52%	31%

USB + PC Customers
Beginning Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	0	5,000	49,700	113,718	170,032	222,530
States	0	2,000	6,860	18,448	62,341	115,224	162,463
Total	0	2,000	11,860	68,148	176,059	285,257	384,994
Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima		5,000	45,000	67,000	62,000	61,000	56,120
States	2,000	5,000	12,000	45,000	56,000	53,000	52,000
Total	2,000	10,000	57,000	112,000	118,000	114,000	108,120
Churn
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
% Churn	9%	7%	6%	6%	5%	5%	5%
Lima	0	0	300	2,982	5,686	8,502	11,127
States	0	140	412	1,107	3,117	5,761	8,123
Total	0	140	712	4,089	8,803	14,263	19,250
Net Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	5,000	44,700	64,018	56,314	52,498	44,993
States	2,000	4,860	11,588	43,893	52,883	47,239	43,877
Total	2,000	9,860	56,288	107,911	109,197	99,737	88,870
Ending Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	5,000	49,700	113,718	170,032	222,530	267,524
States	2,000	6,860	18,448	62,341	115,224	162,463	206,340
Total	2,000	11,860	68,148	176,059	285,257	384,994	473,864
Average Subs	Thousand of Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	0	2,500	27,350	81,709	141,875	196,281	245,027
States	1,000	4,430	12,654	40,395	88,783	138,844	184,402
Total	1,000	6,930	40,004	122,104	230,658	335,125	429,429
Ending Subs Growth
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Lima	N/A	N/A	N/A	1280%	113%	46%	26%
States	N/A	N/A	579%	640%	287%	76%	38%
Total	N/A	N/A	2814%	910%	160%	57%	31%

Incomes
Internet
Beginning Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	0	3,000	26,790	124,183	229,732	350,502	460,933
USB+PC	0	2,000	11,860	68,148	176,059	285,257	384,994
Total	0	5,000	38,650	192,331	405,791	635,758	845,926
Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	3,000	24,000	99,000	113,000	132,000	127,000	122,000
USB+PC	2,000	10,000	57,000	112,000	118,000	114,000	108,120
Total	5,000	34,000	156,000	225,000	250,000	241,000	230,120
Churn
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	0	210	1,607	7,451	11,230	16,569	22,432
USB+PC	0	140	712	4,089	8,803	14,263	19,250
Total	0	350	2,319	11,540	20,033	30,832	41,682
Net Subs Additions
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	3,000	23,790	97,393	105,549	120,770	110,431	99,568
USB+PC	2,000	9,860	56,288	107,911	109,197	99,737	88,870
Total	5,000	33,650	153,681	213,460	229,967	210,168	188,438
Ending Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	3,000	26,790	124,183	229,732	350,502	460,933	560,501
USB+PC	2,000	11,860	68,148	176,059	285,257	384,994	473,864
Total	5,000	38,650	192,331	405,791	635,758	845,926	1,034,365
Average Subs
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	1,500	14,895	75,486	176,957	290,117	405,717	510,717
USB+PC	1,000	6,930	40,004	122,104	230,658	335,125	429,429
Total	2,500	21,825	115,491	299,061	520,775	740,842	940,146
Ending Subs Growth
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Cpe	N/A	N/A	3246%	394%	97%	48%	28%
USB+PC	N/A	N/A	2814%	910%	160%	57%	31%
Total	N/A	N/A	3074%	552%	120%	52%	30%
% Household and Business Distribution			%
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
CPE
Household	70%	65%	62%	60%	55%	55%	55%
Business	30%	35%	38%	40%	45%	45%	45%
USB+PC
Household	60%	58%	55%	54%	54%	54%	54%
Business	40%	42%	45%	46%	46%	46%	46%
Prepaid/Postpaid Distribution			%
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
CPE
Postpaid	25%	25%	25%	25%	25%	25%	25%
Prepaid	75%	75%	75%	75%	75%	75%	75%
USB+PC
Postpaid	19%	19%	19%	19%	19%	19%	19%
Prepaid	81%	81%	81%	81%	81%	81%	81%

New Customers Sales Detail			Thousands of Customers
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	1,700	12,600	63,270	96,720	113,680	109,590	104,635
Postpaid	377	2,898	14,279	21,089	25,163	24,251	23,175
CPE	225	2,100	9,405	11,300	14,850	14,288	13,725
USB+PC	152	798	4,874	9,789	10,313	9,964	9,450
Prepaid	1,323	9,702	48,992	75,631	88,517	85,339	81,461
CPE	675	6,300	28,215	33,900	44,550	42,863	41,175
USB+PC	648	3,402	20,777	41,731	43,967	42,476	40,286
Household	3,300	21,400	92,730	128,280	136,320	131,410	125,485
Postpaid	753	5,002	21,302	28,441	30,257	29,159	27,868
CPE	525	3,900	15,345	16,950	18,150	17,463	16,775
USB+PC	228	1,102	5,957	11,491	12,107	11,696	11,093
Prepaid	2,547	16,398	71,429	99,839	106,063	102,251	97,617
CPE	1,575	11,700	46,035	50,850	54,450	52,388	50,325
USB+PC	972	4,698	25,394	48,989	51,613	49,864	47,292
Average Total Customers	5,000	34,000	156,000	225,000	250,000	241,000	230,120
Average per Year Customer Detail			Thousands of Customers
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	774	8,124	46,687	126,951	236,655	336,730	427,360
Postpaid	113	1,856	10,592	28,368	52,798	74,933	94,988
CPE	113	1,303	7,171	17,696	32,638	45,643	57,456
USB+PC	0	553	3,420	10,672	20,160	29,290	37,532
Prepaid	662	6,268	36,095	98,583	183,858	261,797	332,372
CPE	338	3,910	21,514	53,087	97,914	136,930	172,367
USB+PC	324	2,358	14,582	45,496	85,943	124,868	160,005
Household	1,650	13,701	68,804	172,110	284,120	404,112	512,786
Postpaid	377	3,184	15,881	39,071	63,557	90,170	114,283
CPE	263	2,420	11,700	26,544	39,891	55,786	70,224
USB+PC	114	764	4,180	12,528	23,666	34,384	44,059
Prepaid	1,274	10,517	52,923	133,039	220,563	313,942	398,503
CPE	788	7,261	35,101	79,631	119,673	167,358	210,671
USB+PC	486	3,256	17,822	53,408	100,890	146,584	187,832
Average Customer Total	2,424	21,825	115,491	299,061	520,775	740,842	940,146
ARPU Internet	US$ a month
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	27	19	19	16	15	15	14
Postpaid	34	30	29	27	26	24	23
CPE	34	32	31	29	28	26	25
USB+PC	27	26	24	23	22	21	20
Prepaid	26	16	16	13	13	12	11
CPE	24	18	18	15	14	13	12
USB+PC	28	13	12	12	11	10	10
Household	22	22	21	19	18	18	17
Postpaid	25	24	23	22	21	21	20
CPE	26	25	24	23	22	21	20
USB+PC	24	23	22	21	20	20	19
Prepaid	21	21	20	19	17	17	16
CPE	26	25	24	24	23	22	22
USB+PC	12	12	11	11	11	10	10
ARPU Internet Services	23	21	20	18	17	16	16
Internet Income			%
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	251,964	1,882,761	10,419,555	24,758,982	43,775,942	59,019,787	71,073,074
Postpaid	45,900	675,382	3,640,726	9,154,657	16,166,353	21,752,807	26,170,954
CPE	45,900	505,164	2,640,579	6,190,119	10,846,258	14,409,674	17,231,947
USB+PC	0	170,218	1,000,147	2,964,538	5,320,095	7,343,134	8,939,007
Prepaid	206,064	1,207,379	6,778,829	15,604,325	27,609,589	37,266,980	44,902,120
CPE	97,200	844,547	4,646,937	9,285,179	16,269,386	21,614,511	25,847,920
USB+PC	108,864	362,832	2,131,893	6,319,146	11,340,203	15,652,469	19,054,200
Household	430,416	3,588,435	17,192,886	40,213,510	62,276,576	85,231,740	104,363,221
Postpaid	114,732	936,113	4,473,892	10,519,173	16,359,838	22,266,045	27,082,521
CPE	81,900	724,969	3,364,317	7,327,024	10,570,975	14,191,781	17,150,023
USB+PC	32,832	211,144	1,109,575	3,192,150	5,788,864	8,074,265	9,932,498
Prepaid	315,684	2,652,322	12,718,994	29,694,337	45,916,738	62,965,695	77,280,700
CPE	245,700	2,197,564	10,304,316	22,675,160	33,055,086	44,839,489	54,750,611
USB+PC	69,984	454,758	2,414,678	7,019,177	12,861,652	18,126,206	22,530,088
Total Income	682,380	5,471,196	27,612,441	64,972,492	106,052,518	144,251,528	175,436,294

Voip Minutes
Percentage Distribution Per Destinations				%
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business
Postpaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%
Prepaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%
Household
Postpaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%
Prepaid
CPE		100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	12%	12%	12%	12%	12%	12%
	Movil On	4%	9%	10%	10%	10%	10%	10%
	Fijo	60%	58%	57%	57%	57%	57%	57%
	LDN	12%	11%	11%	11%	11%	11%	11%
	LDI	10%	10%	10%	10%	10%	10%	10%
	USB+PC	100%	100%	100%	100%	100%	100%	100%
	Movil Off	14%	14%	14%	14%	14%	14%	14%
	Movil On	4%	4%	4%	4%	4%	4%	4%
	Fijo	60%	60%	60%	60%	60%	60%	60%
	LDN	12%	12%	12%	12%	12%	12%	12%
	LDI	10%	10%	10%	10%	10%	10%	10%

Average Minutes Per Month				%
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business	% Evolution
Postpaid
CPE	3.23%	90	93	96	99	102	106	109
USB+PC	3.12%	40	41	43	44	45	47	48
Prepaid
CPE	-2.12%	46	45	44	43	42	41	40
USB+PC	-2.32%	20	20	19	19	19	18	18
Household
Postpaid
CPE	3.23%	70	72	75	77	79	82	85
USB+PC	3.12%	30	31	32	33	34	35	36
Prepaid
CPE	-2.12%	32	31	30	30	29	28	28
USB+PC	-2.32%	14	13	13	13	12	12	12

Percentage Distribution Per Destinations				%
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business
Postpaid
CPE		90	93	96	99	102	106	109
	Movil Off	13	11	12	12	12	13	13
	Movil On	4	8	10	10	10	11	11
	Fijo	54	54	55	56	58	60	62
	LDN	11	10	11	11	11	12	12
	LDI	9	9	10	10	10	11	11
	USB+PC	40	41	43	44	45	47	48
	Movil Off	6	6	6	6	6	7	7
	Movil On	2	2	2	2	2	2	2
	Fijo	24	25	26	26	27	28	29
	LDN	5	5	5	5	5	6	6
	LDI	4	4	4	4	5	5	5
Prepaid
CPE		46	45	44	43	42	41	40
	Movil Off	6	5	5	5	5	5	5
	Movil On	2	4	4	4	4	4	4
	Fijo	28	26	25	25	24	24	23
	LDN	6	5	5	5	5	5	4
	LDI	5	4	4	4	4	4	4
	USB+PC	20	20	19	19	19	18	18
	Movil Off	3	3	3	3	3	3	2
	Movil On	1	1	1	1	1	1	1
	Fijo	12	12	12	11	11	11	11
	LDN	2	2	2	2	2	2	2
	LDI	2	2	2	2	2	2	2
Household
Postpaid
CPE		70	72	75	77	79	82	85
	Movil Off	10	9	9	9	10	10	10
	Movil On	3	7	7	8	8	8	8
	Fijo	42	42	43	44	45	47	48
	LDN	8	8	8	8	9	9	9
	LDI	7	7	7	8	8	8	8
	USB+PC	30	31	32	33	34	35	36
	Movil Off	4	4	4	5	5	5	5
	Movil On	1	1	1	1	1	1	1
	Fijo	18	19	19	20	20	21	22
	LDN	4	4	4	4	4	4	4
	LDI	3	3	3	3	3	3	4
Prepaid
CPE		32	31	30	30	29	28	28
	Movil Off	4	4	4	4	3	3	3
	Movil On	1	3	3	3	3	3	3
	Fijo	19	18	17	17	16	16	16
	LDN	4	3	3	3	3	3	3
	LDI	3	3	3	3	3	3	3
	USB+PC	14	13	13	13	12	12	12
	Movil Off	2	2	2	2	2	2	2
	Movil On	1	1	1	1	0	0	0
	Fijo	8	8	8	8	7	7	7
	LDN	2	2	2	2	1	1	1
	LDI	1	1	1	1	1	1	1

ARPU per Customer type and minute rate
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Business		2.24	2.32	2.20	2.01	1.91	1.81	1.72
Postpaid		3.60	2.98	2.91	2.76	2.70	2.64	2.59
CPE		3.60	3.58	3.57	3.51	3.45	3.39	3.34
	Movil Off	0.11	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
	USB+PC	1.88	1.57	1.54	1.52	1.49	1.46	1.44
	Movil Off	0.14	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.14	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
Prepaid		2.01	2.13	1.99	1.79	1.68	1.57	1.47
CPE		2.76	2.72	2.60	2.45	2.31	2.18	2.06
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	USB+PC	1.23	1.15	1.08	1.02	0.95	0.90	0.84
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
Household		1.69	1.73	1.64	1.49	1.36	1.29	1.23
Postpaid		2.38	2.40	2.35	2.22	2.10	2.05	2.01
CPE		2.80	2.79	2.77	2.73	2.68	2.64	2.60
	Movil Off	0.11	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
	USB+PC	1.41	1.18	1.16	1.14	1.12	1.10	1.08
	Movil Off	0.14	0.10	0.10	0.09	0.09	0.08	0.08
	Movil On	0.14	0.07	0.06	0.06	0.06	0.05	0.05
	Fijo	0.02	0.02	0.02	0.02	0.02	0.02	0.02
	LDN	0.04	0.04	0.04	0.03	0.03	0.03	0.03
	LDI	0.05	0.05	0.05	0.04	0.04	0.04	0.04
Prepaid		1.48	1.52	1.43	1.28	1.15	1.07	1.01
CPE		1.90	1.86	1.79	1.68	1.59	1.50	1.41
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
	USB+PC	0.81	0.76	0.72	0.67	0.63	0.59	0.56
	Movil Off	0.16	0.15	0.14	0.14	0.13	0.12	0.12
	Movil On	0.14	0.14	0.13	0.13	0.12	0.12	0.12
	Fijo	0.03	0.03	0.03	0.03	0.03	0.03	0.03
	LDN	0.06	0.06	0.05	0.05	0.05	0.05	0.04
	LDI	0.07	0.07	0.06	0.06	0.06	0.05	0.05
ARPU Promedio VOIP		2	2	2	2	2	2	1

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
		20,826	226,476	1,231,635	3,056,291	5,411,995	7,297,342	8,817,170
Postpaid		4,860	66,476	370,267	938,900	1,711,314	2,372,884	2,949,440
CPE		4,860	56,051	306,946	744,852	1,351,218	1,858,837	2,302,136
USB+PC		0	10,425	63,320	194,048	360,096	514,047	647,304
Prepaid		15,966	159,999	861,368	2,117,391	3,700,681	4,924,458	5,867,730
CPE		11,191	127,391	672,044	1,562,759	2,716,749	3,581,646	4,251,130
USB+PC		4,775	32,608	189,324	554,632	983,932	1,342,812	1,616,600
		33,409	283,921	1,353,185	3,079,432	4,644,658	6,267,010	7,579,984
Postpaid		10,749	91,760	447,561	1,039,841	1,601,532	2,219,628	2,758,359
CPE		8,820	80,963	389,517	868,994	1,284,491	1,767,043	2,188,450
USB+PC		1,929	10,798	58,044	170,846	317,041	452,585	569,909
Prepaid		22,660	192,161	905,625	2,039,591	3,043,126	4,047,382	4,821,625
CPE		17,920	162,361	752,495	1,608,722	2,278,754	3,004,213	3,565,763
USB+PC		4,740	29,800	153,129	430,868	764,372	1,043,169	1,255,862
		54,234	510,397	2,584,820	6,135,723	10,056,653	13,564,352	16,397,154

				Miles de Minutos
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7

Postpaid		121,500	1,726,771	9,999,112	26,640,807	50,970,723	74,180,487	96,753,825
CPE		121,500	1,453,042	8,253,295	21,023,721	40,028,821	57,786,894	75,091,687
	Movil Off	17,010	174,365	990,395	2,522,847	4,803,458	6,934,427	9,011,002
	Movil On	4,860	130,774	825,329	2,102,372	4,002,882	5,778,689	7,509,169
	Fijo	72,900	842,765	4,704,378	11,983,521	22,816,428	32,938,529	42,802,262
	LDN	14,580	159,835	907,862	2,312,609	4,403,170	6,356,558	8,260,086
	LDI	12,150	145,304	825,329	2,102,372	4,002,882	5,778,689	7,509,169
USB+PC		0	273,729	1,745,817	5,617,086	10,941,902	16,393,593	21,662,138
	Movil Off	0	38,322	244,414	786,392	1,531,866	2,295,103	3,032,699
	Movil On	0	10,949	69,833	224,683	437,676	655,744	866,486
	Fijo	0	164,237	1,047,490	3,370,252	6,565,141	9,836,156	12,997,283
	LDN	0	32,847	209,498	674,050	1,313,028	1,967,231	2,599,457
	LDI	0	27,373	174,582	561,709	1,094,190	1,639,359	2,166,214
Prepaid		265,210	2,671,685	14,758,440	37,799,938	68,654,651	94,940,563	117,509,116
CPE		185,895	2,107,937	11,352,587	27,419,853	49,501,272	67,758,058	83,485,585
	Movil Off	26,025	252,952	1,362,310	3,290,382	5,940,153	8,130,967	10,018,270
	Movil On	7,436	189,714	1,135,259	2,741,985	4,950,127	6,775,806	8,348,558
	Fijo	111,537	1,222,604	6,470,975	15,629,316	28,215,725	38,622,093	47,586,783
	LDN	22,307	231,873	1,248,785	3,016,184	5,445,140	7,453,386	9,183,414
	LDI	18,590	210,794	1,135,259	2,741,985	4,950,127	6,775,806	8,348,558
USB+PC		79,315	563,747	3,405,853	10,380,085	19,153,379	27,182,506	34,023,532
	Movil Off	11,104	78,925	476,819	1,453,212	2,681,473	3,805,551	4,763,294
	Movil On	3,173	22,550	136,234	415,203	766,135	1,087,300	1,360,941
	Fijo	47,589	338,248	2,043,512	6,228,051	11,492,027	16,309,503	20,414,119
	LDN	9,518	67,650	408,702	1,245,610	2,298,405	3,261,901	4,082,824
	LDI	7,932	56,375	340,585	1,038,009	1,915,338	2,718,251	3,402,353

Postpaid		261,540	2,382,343	12,073,812	29,473,153	47,685,720	69,366,710	90,455,555
CPE		220,500	2,098,839	10,473,479	24,527,674	38,052,089	54,933,220	71,383,456
	Movil Off	30,870	251,861	1,256,818	2,943,321	4,566,251	6,591,986	8,566,015
	Movil On	8,820	188,895	1,047,348	2,452,767	3,805,209	5,493,322	7,138,346
	Fijo	132,300	1,217,327	5,969,883	13,980,774	21,689,691	31,311,935	40,688,570
	LDN	26,460	230,872	1,152,083	2,698,044	4,185,730	6,042,654	7,852,180
	LDI	22,050	209,884	1,047,348	2,452,767	3,805,209	5,493,322	7,138,346
USB+PC		41,040	283,505	1,600,332	4,945,478	9,633,631	14,433,490	19,072,100
	Movil Off	5,746	39,691	224,047	692,367	1,348,708	2,020,689	2,670,094
	Movil On	1,642	11,340	64,013	197,819	385,345	577,340	762,884
	Fijo	24,624	170,103	960,199	2,967,287	5,780,179	8,660,094	11,443,260
	LDN	4,925	34,021	192,040	593,457	1,156,036	1,732,019	2,288,652
	LDI	4,104	28,350	160,033	494,548	963,363	1,443,349	1,907,210
Prepaid		376,407	3,201,776	15,466,351	36,290,132	56,400,058	77,950,945	96,457,359
CPE		297,675	2,686,587	12,711,617	28,226,319	41,520,675	56,834,101	70,026,035
	Movil Off	41,675	322,390	1,525,394	3,387,158	4,982,481	6,820,092	8,403,124
	Movil On	11,907	241,793	1,271,162	2,822,632	4,152,067	5,683,410	7,002,604
	Fijo	178,605	1,558,220	7,245,622	16,089,002	23,666,785	32,395,437	39,914,840
	LDN	35,721	295,525	1,398,278	3,104,895	4,567,274	6,251,751	7,702,864
	LDI	29,768	268,659	1,271,162	2,822,632	4,152,067	5,683,410	7,002,604
USB+PC		78,732	515,189	2,754,734	8,063,813	14,879,383	21,116,844	26,431,324
	Movil Off	11,022	72,127	385,663	1,128,934	2,083,114	2,956,358	3,700,385
	Movil On	3,149	20,608	110,189	322,553	595,175	844,674	1,057,253
	Fijo	47,239	309,114	1,652,840	4,838,288	8,927,630	12,670,107	15,858,794
	LDN	9,448	61,823	330,568	967,658	1,785,526	2,534,021	3,171,759
	LDI	7,873	51,519	275,473	806,381	1,487,938	2,111,684	2,643,132

		1,024,657	9,982,576	52,297,714	130,204,029	223,711,152	316,438,705	401,175,856
	Movil Off	143,452	1,230,632	6,465,860	16,204,613	27,937,504	39,555,173	50,164,885
	Movil On	40,986	816,623	4,659,367	11,280,015	19,094,617	26,896,285	34,046,240
	Fijo	614,794	5,822,617	30,094,899	75,086,491	129,153,606	182,743,855	231,705,911
	LDN	122,959	1,114,445	5,847,816	14,612,508	25,154,310	35,599,522	45,141,235
	LDI	102,466	998,258	5,229,771	13,020,403	22,371,115	31,643,871	40,117,586

Equipment Sales
New Customers Sales
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	1,130	7,900	35,580	49,530	55,420	53,410	51,043
CPE	750	6,000	24,750	28,250	33,000	31,750	30,500
USB+PC	380	1,900	10,830	21,280	22,420	21,660	20,543
Prepaid	3,870	26,100	120,420	175,470	194,580	187,590	179,077
CPE	2,250	18,000	74,250	84,750	99,000	95,250	91,500
USB+PC	1,620	8,100	46,170	90,720	95,580	92,340	87,577
Price per Device		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid
CPE	7	7	7	90	100	100	100
USB	5	5	5	40	70	70	70
Prepaid
CPE	7	7	7	90	100	100	100
USB	5	5	5	40	70	70	70
Sales Equipment Income		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	7,150	51,500	227,400	3,393,700	4,869,400	4,691,200	4,487,996
CPE	5,250	42,000	173,250	2,542,500	3,300,000	3,175,000	3,050,000
USB	1,900	9,500	54,150	851,200	1,569,400	1,516,200	1,437,996
Prepaid	23,850	166,500	750,600	11,256,300	16,590,600	15,988,800	15,280,404
CPE	15,750	126,000	519,750	7,627,500	9,900,000	9,525,000	9,150,000
USB	8,100	40,500	230,850	3,628,800	6,690,600	6,463,800	6,130,404
Total Income Sales	31,000	218,000	978,000	14,650,000	21,460,000	20,680,000	19,768,400
Cost per Equipment		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid
CPE	135	135	135	135	100	90	90
USB	63	63	63	63	55	50	50
Prepaid
CPE	135	135	135	135	100	90	90
USB	63	63	63	63	55	50	50

Total Cost Equipment		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	125,190	929,700	4,023,540	5,154,390	4,533,100	3,940,500	3,772,140
CPE	101,250	810,000	3,341,250	3,813,750	3,300,000	2,857,500	2,745,000
USB	23,940	119,700	682,290	1,340,640	1,233,100	1,083,000	1,027,140
Prepaid	405,810	2,940,300	12,932,460	17,156,610	15,156,900	13,189,500	12,613,860
CPE	303,750	2,430,000	10,023,750	11,441,250	9,900,000	8,572,500	8,235,000
USB	102,060	510,300	2,908,710	5,715,360	5,256,900	4,617,000	4,378,860
Total Income Sales	531,000	3,870,000	16,956,000	22,311,000	19,690,000	17,130,000	16,386,000
% Subsidy		US$
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
Postpaid	94%	94%	94%	34%	-7%	-19%	-19%
CPE	95%	95%	95%	33%	0%	-11%	-11%
USB	92%	92%	92%	37%	-27%	-40%	-40%
Prepaid	94%	94%	94%	34%	-9%	-21%	-21%
CPE	95%	95%	95%	33%	0%	-11%	-11%
USB	92%	92%	92%	37%	-27%	-40%	-40%
Total Income Sales	94%	94%	94%	34%	-9%	-21%	-21%